                                                                   Exhibit 10.13

                           ASSET PURCHASE AGREEMENT


                                by and between


                         BELVIDERE BROADCASTING, L.P.
                                  (as Seller)


                                      and


                           NEXTMEDIA OPERATING, INC.
                                  (as Buyer)



                           Dated as of June 30, 2000

                               TABLE OF CONTENTS

                           ASSET PURCHASE AGREEMENT

     1.1   Transfer of Assets...................................................................    3
           ------------------
           1.1.1  Licenses and Permits..........................................................    3
                  --------------------
           1.1.2  Tangible Personal Property....................................................    4
                  --------------------------
           1.1.3  Contract Rights...............................................................    4
                  ---------------
           1.1.4  Intellectual Property.........................................................    4
                  ---------------------
           1.1.5  Books and Records.............................................................    4
                  -----------------
           1.1.6  Manufacturers' and Vendors' Warranties........................................    5
                  --------------------------------------
           1.1.7  Owned Real Estate.............................................................    5
                  -----------------
           1.1.8  Leased Real Estate............................................................    5
                  ------------------
           1.1.9  Miscellaneous Assets..........................................................    5
                  --------------------

     1.2   Excluded Assets......................................................................    5
           ---------------
           1.2.1  Cash..........................................................................    5
                  ----
           1.2.2  Notes Receivable and Accounts Receivable......................................    5
                  ----------------------------------------
           1.2.3  Tangible and Intangible Personal Property.....................................    5
                  -----------------------------------------
           1.2.4  Contracts.....................................................................    5
                  ---------
           1.2.5  Corporate Records.............................................................    5
                  -----------------
           1.2.6  Contracts of Insurance and Insurance Proceeds.................................    6
                  ---------------------------------------------
           1.2.7  Employee Benefit Plans........................................................    6
                  ----------------------
           1.2.8  Name Usage....................................................................    6
                  ----------
           1.2.9  Other Excluded Assets.........................................................    6
                  ---------------------
          1.2.10  Causes of Action..............................................................    6
                  ----------------
          1.2.11  Tax Refunds...................................................................    6
                  -----------

     2.1  Assumption of Obligations.............................................................    6
          -------------------------

     2.2  Retained Liabilities..................................................................    6
          --------------------

     3.1  Delivery of Consideration.............................................................    8
          -------------------------

     3.2  Allocation of Consideration...........................................................    8
          ---------------------------

     3.3  Allocations and Prorations............................................................    8
          --------------------------

     4.1. Closing...............................................................................   10
          -------

     5.1  FCC Consent...........................................................................   10
          -----------

      5.2     FCC Applications....................................................................   10
              ----------------

      6.1     Representations and Warranties of Seller............................................   10
              ---------------------------------------
              6.1.1  Organization, Good Standing, Etc.............................................   11
                     --------------------------------
              6.1.2  Authority....................................................................   11
                     ---------
              6.1.3  Financial Statements.........................................................   12
                     --------------------
              6.1.4  Absence of Undisclosed Liabilities...........................................   12
                     ----------------------------------
              6.1.5  Compliance with Applicable Laws; FCC Matters.................................   12
                     --------------------------------------------
              6.1.6  Litigation...................................................................   13
                     ----------
              6.1.7  Insurance....................................................................   14
                     ---------
              6.1.8  Real Estate..................................................................   14
                     -----------
              6.1.9  Personal Property............................................................   15
                     -----------------
             6.1.10  Liens and Encumbrances.......................................................   15
                     ----------------------
             6.1.11  Environmental Matters........................................................   16
                     ---------------------
             6.1.12  Taxes........................................................................   17
                     -----
             6.1.13  Personnel....................................................................   18
                     ---------
             6.1.14  Contracts....................................................................   18
                     ---------
             6.1.15  ERISA Compliance.............................................................   18
                     ----------------
             6.1.16  Labor........................................................................   19
                     -----
             6.1.17  Patents, Trademarks, Etc.....................................................   19
                     ------------------------
             6.1.18  Absence of Certain Changes or Events.........................................   19
                     ------------------------------------
             6.1.19  Broker, Commission or Finder's Fees..........................................   20
                     -----------------------------------
             6.1.20  Full Disclosure..............................................................   20
                     ---------------
             6.1.21  Sellers' Financial Condition.................................................   20
                     ----------------------------
             6.1.22  Books and Records............................................................   20
                     -----------------
             6.1.23  Barter Arrangements..........................................................   20
                     -------------------
             6.1.24  No Third Party Options.......................................................   21
                     ----------------------

      7.1    Representations and Warranties of Buyer..............................................   21
             ---------------------------------------
             7.1.1   Organization and Standing....................................................   21
                     -------------------------
             7.1.2   Authorization and Binding Obligation.........................................   21
                     ------------------------------------
             7.1.3   Qualification................................................................   21
                     -------------
             7.1.4   Absence of Conflicting Agreements or Required Consents.......................   21
                     ------------------------------------------------------
             7.1.5   Financial Ability............................................................   22
                     -----------------

      7.2    Litigation: Compliance with Law......................................................   22
             -------------------------------

      7.3    Broker, Commission or Finder's Fees..................................................   22
             -----------------------------------

      7.4    Full Disclosure......................................................................   22
             ---------------

      8.1    Seller Covenants.....................................................................   22
             ----------------

                      8.1.1  Conduct of Stations prior to the Closing Date..................................  22
                             ---------------------------------------------

             8.2      Access................................................................................  24
                      ------

             8.3      Other Consents........................................................................  24
                      --------------

             8.4      No Inconsistent Action................................................................  24
                      ----------------------

             8.5      Notification..........................................................................  25
                      ------------

             8.6      Updating of Schedules.................................................................  25
                      ---------------------

             8.7      Enforcement of Agreements.............................................................  25
                      -------------------------

             8.8      FCC Filings...........................................................................  25
                      -----------

             8.9      Indemnification.......................................................................  25
                      ---------------

            8.10      Asset Purchase Agreement..............................................................  26
                      ------------------------

            8.11      Title Insurance.......................................................................  26
                      ---------------

            8.12      Covenant Not to Compete...............................................................  26
                      -----------------------

                      9.1    Buyer Covenants................................................................  26
                             ---------------
                      9.1.1  Notification...................................................................  26
                             ------------
                      9.1.2  No Inconsistent Action.........................................................  27
                             ----------------------
                      9.1.3  Post-Closing Access............................................................  27
                             -------------------
                      9.1.4  Other Consents.................................................................  27
                             --------------

            10.1      Confidentiality.......................................................................  27
                      ---------------

            10.2      Cooperation...........................................................................  28
                      -----------

            10.3      Control of Stations...................................................................  28
                      -------------------

            10.4      Bulk Sales Laws.......................................................................  28
                      ---------------

            10.5      Public Announcements..................................................................  28
                      --------------------

            10.6      Condition of Real Estate..............................................................  28
                      ------------------------

            11.1      Representations and Warranties........................................................  29
                      ------------------------------

            11.2     Compliance with Agreement.............................................................   29
                     -------------------------

            11.3     Third Party Consents and Approvals; Estoppel Certificates.............................   29
                     ---------------------------------------------------------

            11.4     Closing Certificates..................................................................   29
                     --------------------

            11.5     Governmental Consents.................................................................   30
                     ---------------------
                     11.5.1  FCC...........................................................................   30
                             ---
                     11.5.2  Other Consents................................................................   30
                             --------------

            11.6     Adverse Proceedings...................................................................   30
                     -------------------

            11.7     Closing Documents.....................................................................   30
                     -----------------

            11.8     Material Adverse Change...............................................................   30
                     -----------------------

            11.9     Opinion of Counsel....................................................................   30
                     ------------------

           11.10     Real Estate Matters...................................................................   30
                     -------------------

            12.1     Representations, Warranties and Covenants.............................................   30
                     -----------------------------------------

            12.2     Compliance with Agreement.............................................................   31
                     -------------------------

            12.3     Certifications, etc...................................................................   31
                     -------------------

            12.4     Governmental Approval.................................................................   31
                     ---------------------
                     12.4.1  FCC...........................................................................   31
                             ---
                     12.4.2  Other Consents................................................................   31
                             --------------

            12.5     Adverse Proceedings...................................................................   31
                     -------------------

            12.6     Closing Documents.....................................................................   31
                     -----------------

            12.7     Opinion of Buyer's Counsel............................................................   31
                     --------------------------

            13.1     Documents to be Delivered by Seller...................................................   31
                     -----------------------------------
                     13.1.1  Transfer Documents............................................................   32
                             ------------------
                     13.1.2  Certified Resolutions.........................................................   32
                             ---------------------
                     13.1.3  Officer's Certificate.........................................................   32
                             ---------------------
                     13.1.4  Opinions......................................................................   32
                             --------

                   13.1.5  Good Standing Certificates..................................................   32
                           --------------------------
                   13.1.6  Other Documents.............................................................   32
                           ---------------

          13.2     Documents to be Delivered by Buyer..................................................   32
                   ----------------------------------
                   13.2.1  Purchase Price..............................................................   32
                           --------------
                   13.2.2  Assumption Agreement........................................................   32
                           --------------------
                   13.2.3  Certified Resolutions.......................................................   32
                           ---------------------
                   13.2.4  Officer's Certificate.......................................................   32
                           ---------------------
                   13.2.5  Opinion.....................................................................   32
                           -------
                   13.2.6  Good Standing Certificates..................................................   33
                           --------------------------
                   13.2.7  Other Documents.............................................................   33
                           ---------------

          14.1     Expenses............................................................................   33
                   --------

          14.2     Transfer Taxes and Similar Charges..................................................   33
                   ----------------------------------

          14.3     Governmental Filing or Grant Fees...................................................   33
                   ---------------------------------

          15.1     Escrow Deposit......................................................................   33
                   --------------

          15.2     Liquidated Damages..................................................................   34
                   ------------------

          15.3     Specific Performance................................................................   34
                   --------------------

          16.1     Termination.........................................................................   34
                   -----------

          17.1     Risk of Loss........................................................................   35
                   ------------

          18.1     Survival of Representations and Warranties..........................................   36
                   ------------------------------------------

          18.2     Certain Interpretive Matters and Definitions........................................   36
                   --------------------------------------------
                   18.2.1  In General..................................................................   36
                           ----------
                   18.2.2  Affiliate...................................................................   36
                           ---------
                   18.2.3  Money.......................................................................   36
                           -----
                   18.2.4  Knowledge...................................................................   36
                           ---------

          18.3     Further Assurances..................................................................   37
                   ------------------

          18.4     Financial Statements................................................................   37
                   --------------------

          18.5     Assignment..........................................................................   37
                   ----------

            18.6  Amendments.....................................................................  38
                  ----------

            18.7  Headings.......................................................................  38
                  --------

            18.8  Governing Law..................................................................  38
                  -------------

            18.9  Notices........................................................................  38
                  -------

           18.10  Barter and Trade...............................................................  39
                  ----------------

           18.11  Schedules......................................................................  39
                  ---------

           18.12  Entire Agreement...............................................................  39
                  ----------------

           18.13  Severability...................................................................  39
                  ------------

           18.14  Counterparts...................................................................  39
                  ------------

           18.15  Authority......................................................................  39
                  ---------

           18.16  Collection of Accounts Receivable..............................................  40
                  ---------------------------------

           18.17  Conflict with TBA..............................................................  40
                  -----------------


                                   EXHIBITS
                                   --------

1.    Exhibit 11.9  Opinion of Seller's Counsel

2.    Exhibit 12.7  Opinion of Buyer's Counsel

3.    Exhibit 15.1  Earnest Money Escrow Agreement

                                   SCHEDULES
                                   ---------

1.   Schedule 1.1.1    Station Licenses

2.   Schedule 1.1.2    Tangible Personal Property

3.   Schedule 1.1.3    Contracts

4.   Schedule 1.1.4    Intellectual Property

5.   Schedule 1.1.7    Owned Real Estate

6.   Schedule 1.1.8    Leased Real Estate

7.   Schedule 1.2.9    Excluded Assets

8.   Schedule  8.12    Chicago Market Stations

                           ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement"), is made this 30/th/ day of June 2000 by and between NextMedia Operating, Inc., a Delaware corporation ("Buyer") and Belvidere Broadcasting, L.P., an Illinois limited partnership ("Seller").

                             W I T N E S S E T H :

     WHEREAS, Seller owns certain assets which are used or useful in connection with the business and operations of radio stations WKRS-AM, Waukegan, Illinois and WXLC-FM, Waukegan, Illinois (collectively, the "Stations");

     WHEREAS, Seller has disclosed to Buyer certain confidential information concerning its business and operations of the Stations by letter dated June 29, 2000, from Seller addressed to Buyer ("Seller's Disclosure Letter");

     WHEREAS, Buyer has disclosed certain confidential information concerning its business and operations by letter dated June 30, 2000, from Buyer addressed to Seller ("Buyer's Disclosure Letter"); and

     WHEREAS, Seller desires to sell the Stations, and Buyer desires to purchase substantially all of the assets of Seller used or useful in connection with the business and operations of the Stations in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby agree as follows:

                                   ARTICLE 1

                              PURCHASE OF ASSETS
                              ------------------

     1.1  Transfer of Assets. On the terms and subject to the conditions
          ------------------
contained in this Agreement, on the Closing Date (as hereinafter defined), Seller shall assign, transfer, convey and deliver to Buyer and Buyer shall acquire and assume from Seller, all of the right, title, ownership and interest of Seller in and to all of the following assets, properties, interests and rights of Seller (collectively, the "Station Assets") free and clear of any and all Liens (as hereinafter defined), claims, judgments, or encumbrances, whatsoever, other than Permitted Liens (as hereinafter defined):

          1.1.1   Licenses and Permits.  All of Seller's rights in and to the
                  --------------------
licenses, permits and other authorizations issued to Seller by any governmental authority, including those issued by the Federal Communications Commission (the "FCC") (hereinafter referred to collectively as the

"Station Licenses"), used in connection with the business or operations of the Stations, along with renewals or modifications of such items from the date hereof through the Closing Date, as such items are listed in Schedule 1.1.1
                                                             --------------
hereto;

          1.1.2   Tangible Personal Property.  All equipment, office furniture
                  --------------------------
and fixtures, office materials and supplies, inventory, spare parts and all other tangible personal property of every kind and description, and Seller's rights therein, owned, leased or held by Seller and used in connection with the business or operations of the Stations, as such items are described or listed in
Schedule 1.1.2 hereto, together with any replacements thereof or improvements or
--------------
additions thereto, made from the date hereof through the Closing Date, and less any retirements or dispositions thereof, made between the date hereof and the Closing Date in the ordinary course of Seller's business consistent with past practices;

          1.1.3   Contract Rights. All of the Seller's rights in and under those
                  ---------------
contracts, agreements, leases and legally binding contractual rights of any kind, written or oral, relating to the business or operations of the Stations (collectively, the "Contracts") which are (a) listed in Schedule 1.1.3 hereto,
                                                        --------------
(b) entered into by Seller from the date hereof through the Closing Date in the ordinary course of Seller's business consistent with past practices, subject to Sections 1.2, 2.2 and 8.1, (c) for the sale of advertising time for cash, subject to Sections 1.2, 2.2, and 8.1 and (d) for consideration other than cash, such as merchandise, services or promotional consideration ("Trade Agreements"), subject to Sections 1.2, 2.2, 8.1 and 18.10;

          1.1.4   Intellectual Property.  All of Seller's  rights in and to all
                  ---------------------
foreign and domestic letters patent, patent licenses, processes, patents, all trade secrets, trade dress, proprietary information, call letters, trademarks, trade names, service marks, franchises, public image, likeness, mascots, copyrights (and all extensions, renewals, and termination rights), Internet domain names, including registrations and applications for registration of any of them, URL addresses, computer software programs and licenses, know-how licenses, all programming material of whatever form or nature, jingles, slogans, the Stations' logos and all other logos or licenses to use same, technical knowledge, know-how, confidential proprietary information and any and all other intangible property rights of Seller, which are used in connection with the business or operations of the Stations, as such items are listed in Schedule
                                                                    --------
1.1.4 hereto (collectively, the "Intellectual Property"), together with any
-----
associated goodwill and any additions thereto between the date hereof and the Closing Date;

          1.1.5   Books and Records.  All of Seller's rights in and to all of
                  -----------------
the files, documents, records, and books of account relating to the business or operations of the Stations or to the Station Assets, including, without limitation, each of the Stations' public files, programming information and studies, technical information and engineering data, news and advertising studies or consulting reports, marketing and demographic data, sales correspondence, lists of advertisers, promotional materials, credit and sales reports and filings with the FCC, originals of all written Contracts to be assigned hereunder, logs, software programs and books and records relating to employees, financial, accounting, legal, operational and technical matters (excluding records relating solely to any Excluded Asset (as hereinafter defined));

          1.1.6   Manufacturers' and Vendors' Warranties.  All of Seller's
                  --------------------------------------
rights under manufacturers', distributors', wholesalers', retailers', and vendors' warranties relating to items included in the Station Assets and all similar rights derived from, for, and/or against any and all third parties relating to items included in the Station Assets;

          1.1.7   Owned Real Estate.  All real property owned by Seller,
                  -----------------
together with all appurtenant easements thereunto, and all structures, fixtures and improvements located thereon used or useful in connection with the business or operations of the Stations as more fully described in Schedule 1.1.7 hereto,
                                                         --------------
together with any additions thereto from the date hereof through the Closing Date (the "Owned Real Estate");

          1.1.8   Leased Real Estate.  All rights, entitlement, benefits and
                  ------------------
interests of Seller under any and all of the leases of real property used or useful in connection with the business or operations of the Stations (the "Leased Real Estate"; and together with the Owned Real Estate, the "Real Estate"), which Leased Real Estate is identified and described in Schedule
                                                                  --------
1.1.8;
-----

          1.1.9   Miscellaneous Assets.  All such other assets, properties,
                  --------------------
interests and rights, whether real or personal, owned by Seller which are used or useful in connection with the business or operations of the Stations or which are located as of the Closing Date on the Real Estate, except for Excluded Assets.

     1.2  Excluded Assets.  Notwithstanding anything to the contrary contained
          ---------------
herein, it is expressly understood and agreed that the Station Assets shall not include any of the following assets or any right, title or interest therein (collectively, the "Excluded Assets"):

          1.2.1   Cash.  All cash, marketable securities, and cash equivalents
                  ----
of Seller on hand and/or in banks;

          1.2.2   Notes Receivable and Accounts Receivable.  All notes
                  ----------------------------------------
receivable and accounts receivable of Seller.

          1.2.3   Tangible and Intangible Personal Property.  All tangible and
                  -----------------------------------------
intangible personal property of Seller disposed of or consumed in the ordinary course of business of Seller consistent with past practices between the date hereof and the Closing Date, as permitted hereunder;

          1.2.4   Contracts.  All Contracts which have terminated or expired
                  ---------
on or prior to the Closing Date in the ordinary course of business of Seller;

          1.2.5   Corporate Records. Seller's corporate seals, minute books,
                  -----------------
charter documents, corporate stock record books and such other books and records as pertains to the organization, existence or share capitalization of Seller, and duplicate copies of such financial records as are necessary to enable Seller to file its Tax Returns (as hereinafter defined) and reports;

          1.2.6   Contracts of Insurance and Insurance Proceeds.  Contracts of
                  ---------------------------------------------
insurance and all insurance proceeds or claims made by Seller arising out of or related to the Station Assets to the extent that such contracts, proceeds or claims relate to expenditures (a) which were made by Seller prior to the Closing Date or (b) which Seller remains obligated to make after the Closing Date; provided, however, that all such contracts, proceeds or claims made or received on or after the date of this Agreement shall be included under Station Assets;

          1.2.7   Employee Benefit Plans.  The Employee Benefit Plans (as
                  ----------------------
hereinafter defined hereinafter) and the assets thereof;

          1.2.8   Name Usage.  Any right to use the name "Belvidere
                  ----------
Broadcasting" or any variation thereof;

          1.2.9   Other Excluded Assets.  Those specific assets identified on
                  ---------------------
the Excluded Assets Schedule attached to this Agreement as Schedule 1.2.9;
                                                           --------------

          1.2.10  Causes of Action.  All of Seller's rights in and to all
                  ----------------
causes of action; and

          1.2.11  Tax Refunds.  All Tax (as hereinafter defined) refunds
                  -----------
relating to the period prior to the Closing (as hereinafter defined).

                                   ARTICLE 2

                           ASSUMPTION OF OBLIGATIONS
                           -------------------------

     2.1  Assumption of Obligations.  Subject to the provisions of Sections 2.1
          -------------------------
and 2.2, on the Closing Date, Buyer shall assume the obligations of Seller arising or to be performed after the Closing Date under the Contracts referred to in Section 1.1.3 in effect on the Closing Date, and all liabilities and obligations that arise from the ownership or operation of the Station Assets after the Closing Date. All of the foregoing liabilities and obligations shall be referred to herein collectively as the "Assumed Liabilities."

     2.2  Retained Liabilities.  Notwithstanding anything contained in this
          --------------------
Agreement to the contrary, Buyer does not assume or agree to pay, satisfy, discharge or perform, and will not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the execution of this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability or obligation of Seller other than the Assumed Liabilities, including, without limitation, any of the following liabilities or obligations of Seller (the "Retained Liabilities"):

          (a) all obligations or liabilities of Seller or any Predecessor (as hereinafter defined) or Affiliate (as hereinafter defined) of Seller which in any way relate to, or arise out of, any of the Excluded Assets;

          (b) other than Taxes expressly allocated pursuant to other provisions of this Agreement, any and all Tax liabilities of Seller;

          (c) all liabilities or obligations of Seller owed to Seller or any of its Affiliates;

          (d) all liabilities or obligations arising out of any breach by Seller or any Predecessor or Affiliate of Seller of any of the terms or conditions of any provision of any Contract;

          (e) all liabilities or obligations of Seller for borrowed money or for interest on such borrowed money;

          (f) all liabilities and obligations of Seller or any Predecessor or Affiliate of Seller resulting from, caused by or arising out of, any violation of law, including but not limited to any statute, regulation, ordinance, decree, or judgment;

          (g) any claims, liabilities, judgments, settlements, consents, orders, decrees or obligations of Seller as an employer, including, without limitation, liabilities for wages, supplemental unemployment benefits, labor claims, Equal Employment Opportunity Commission claims, vacation benefits, severance benefits, retirement benefits, ERISA (as hereinafter defined) benefits or claims, Federal Consolidated Omnibus Budget Reconciliation Act of 1985 benefits, Federal Family and Medical Leave Act of 1993 benefits, Federal Workers Adjustment and Retraining Notification Act obligations and liabilities, or any other employee benefits, withholding Tax liabilities, workers' compensation, or unemployment compensation benefits or premiums, hospitalization or medical claims, occupational disease or disability claims, or other claims attributable in whole or in part to employment on or prior to the Closing Date or termination by Seller or arising out of any labor matter involving Seller as an employer, and any claims, liabilities and obligations arising from or relating to the Employee Benefit Plans;

          (h) any claims, liabilities, settlements, judgments, proceedings, executions, losses, damages, or expenses relating to any litigation, claim, action, suit, proceeding, or investigation of any nature arising out of the business or operations of the Stations on or prior to the Closing Date, including, without limitation, any claims against or any liabilities for personal injury to or death of, persons or damage to or destruction of property, any workers' compensation claims, and any warranty claims;

          (i) except as may otherwise be provided herein, any accounts payable, other indebtedness, obligations and accrued liabilities of Seller;

          (j) any claims, loses, damages, expenses, liabilities or obligations resulting from the failure to comply with, or imposed pursuant to, any Environmental Law (as hereinafter defined), or resulting from the use, presence, generation, storage, treatment, transportation, handling, disposal, emission or release of Hazardous Substances (as hereinafter defined), solid wastes, and liquid and gaseous matters by Seller and by any other person in relation to Seller or the Stations to the extent related to, arising from or otherwise attributable to Seller's acts or omissions prior to or conditions existing as of the Closing Date, including, without limitation, any liability or obligation for cleaning up waste disposal sites from or related to Seller's acts or omissions on or prior to the Closing Date; and

          (k) any fees and expenses incurred by Seller in connection with negotiating, preparing, closing, performing, complying with, and carrying out this Agreement and the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of Seller's attorneys, accountants, investigators, auditors, consultants and brokers.

                                   ARTICLE 3

                                 CONSIDERATION
                                 -------------

     3.1  Delivery of Consideration.  In exchange for the Station Assets, and in
          -------------------------
addition to Buyer's assumption of the Assumed Liabilities, Buyer shall, at the Closing deliver to Seller the sum of Nine Million Four Hundred Thousand and No/100 Dollars ($9,400,000.00) (subject to adjustment, as set forth in this Agreement, the "Purchase Price") by wire transfer of immediately available funds, adjusted pursuant to the provisions of Section 3.3.

     3.2  Allocation of Consideration.  Within thirty (30) days after the
          ---------------------------
Closing Date, Seller and Buyer shall negotiate in good faith an allocation of the total consideration provided herein among the Station Assets (the "Allocation"). If the Allocation is not agreed upon within thirty (30) days after the Closing Date, Buyer and Seller will order an appraisal of the Station Assets from Broadcast Investments Analysts ("BIA") and BIA will determine the Allocation. The appraisal, if required, shall be provided to each of Buyer and Seller within forty five (45) days after it is ordered. Buyer and Seller agree to prepare and file all Tax Returns and reports (including, if applicable, Form
8594) in a manner consistent with the Allocation and will not in connection with the filing of such returns make any allocation that is contrary to the Allocation. Buyer and Seller agree to consult with each other with respect to all issues related to the Allocation in connection with any Tax audits, controversy or litigation. The fees for BIA shall be borne equally by Buyer and Seller.

     3.3  Allocations and Prorations.
          --------------------------

          3.3.1   The business and the operations of the Stations and the
income and expenses attributable thereto through 11:59 p.m. on the Closing Date (the "Effective Time") shall be for the account of Seller and thereafter shall be for the account of Buyer. Expenses for goods and services received both before and after the Effective Time, utilities charges, ad valorem, real estate,
property and  other Taxes   (other  than  income Taxes,  which  shall be
Seller's sole responsibility for all taxable periods ending prior to and including the Effective Time, and those Taxes arising from the sale and transfer of the Station Assets, which, in the case of transfer and other simile Taxes, shall be paid as set forth in Section 14.2), income and expenses under the Contracts (other than Trade Agreements), prepaid expenses, music and other license fees (including any retroactive adjustments thereof), wages, salaries, and other employee benefit expenses (whether such wages, salaries or benefits are current or deferred expenses, including, without limitation, liabilities accrued up to the Effective Time for bonuses, commissions, vacation pay, payroll Taxes, workers' compensation and social security Taxes) and rents and similar prepaid and deferred items shall be prorated between Seller and Buyer in accordance with the foregoing. Notwithstanding the foregoing, no proration shall be made with respect to (a) severance or sick leave with respect to any employee on or prior to the Closing or (b) any prepaid expense or other deferred item unless Buyer will receive a benefit in respect of such prepayment or deferral after the Effective Time. For purposes of this Section 3.3.1, ad valorem and other real estate Taxes shall be apportioned on the basis of the Taxes assessed for the most recently completed calendar year, with a reapportionment as promptly as practicable after the Tax rates and real property valuations for the calendar year in which the Closing occurs can be ascertained. In addition, Buyer shall be entitled to a credit, if any, in this proration process for the amount of any Taxes (or other governmental charges) that are due and payable by Seller, but are being contested by Seller in good faith in appropriate proceedings and are secured by Liens, if any, on the Station Assets and such Liens have not been removed on or prior to the Closing (but once such amounts are finally determined, Buyer shall use such credit to remove such Liens and return to Seller the excess of (i) the amount of such credit minus (ii) the amount of such Taxes or other governmental charges as finally determined, or Seller shall pay to Buyer the deficiency, as appropriate).

          3.3.2   Allocation and proration of the items set forth in Subsection
3.3.1 shall be made by Buyer and a statement thereof given to Seller within thirty (30) days after the Closing Date. Seller shall give written notice of any objection thereto within twenty (20) business days after delivery of such statement, detailing the reason for such objection and stating the amount of Seller's proposed final allocation and proration. If a timely objection is made and the parties cannot reach agreement within thirty (30) days after receipt of the objection as to the amount of the final allocation and proration, the matter shall be referred to Price Waterhouse Coopers, L.L.P. (the "Independent Auditor") to resolve the matter, whose decision will be final and binding on the parties, and whose fees and expenses shall be borne by Buyer and Seller in accordance with the following: each party shall pay an amount equal to the sum of all fees and expenses of the Independent Auditor on a proportional basis taking into account the amount of the net allocation and proration proposed by each of Buyer and Seller and the amount of the final allocation and proration determined by the Independent Auditor (for example, if Buyer proposed a payment of $10 to Seller, Seller proposed a payment of $100, and the Independent Auditor proposed a payment of $30, Buyer would pay 20/90ths of the Independent Auditor's fees and Seller would pay 70/90ths of those fees based on the $90 in dispute between the parties). Within five business days following a final determination hereunder, the party obligated to make payment will make the payments determined to be due and owing in accordance with this Section 3.3.

          3.3.3 All prorations shall be made in a manner that does not affect the economic arrangements set out in the parties' Time Brokerage Agreement ("TBA"). The prorations for any and all Contracts shall be calculated as of 12:01 a.m. on the TBA Commencement Date. The TBA Commencement Date shall be August 1, 2000.

                                   ARTICLE 4

                                    CLOSING
                                    -------

     4.1.  Closing.  The consummation of the transactions contemplated herein
           -------
(the "Closing") shall occur, except as may be otherwise mutually agreed upon by Buyer and Seller, (a) within ten (10) business days after the FCC Consents (as hereinafter defined) to the assignments of the Station Licenses have become Final Orders (as hereinafter defined), or (b) at such later date that all other terms and conditions as set forth in Articles 11 and 12 have been satisfied, or (c) such other date as may be mutually agreed to by the parties in writing ("Closing Date"). For purposes of this Agreement, "Final Order" means action by the FCC granting an application consenting to the assignments contemplated by this Agreement which is not reversed, stayed, enjoined, set aside, annulled or suspended, and with respect to which action no timely request for stay, petition for rehearing, or reconsideration, application for review or appeal is pending, and as to which the time for filing any such request, petition or appeal or reconsideration by the FCC on its own motion has expired. The Closing shall be jointly held in the offices of Leibowitz & Associates, P.A., One SE Third Avenue, Suite 1450, Miami, Florida 33131 and Foley & Lardner, One IBM Plaza, 330 North Wabash Avenue, Suite 3300, Chicago, Illinois 60611-3608, or at such place as the parties hereto may agree.

                                   ARTICLE 5

                             GOVERNMENTAL CONSENTS
                             ---------------------

     5.1  FCC Consent.  It is specifically understood and agreed by Buyer and
          -----------
Seller that the Closing, the assignments of the Station Licenses and the transfer of the Station Assets are expressly conditioned on, and are subject to, the prior written consent and approval of, the FCC ("FCC Consent").

     5.2  FCC Applications. Within ten (10) business days after the execution of
          ----------------
this Agreement, Buyer and Seller shall file applications with the FCC for the FCC Consent ("FCC Applications"). Buyer and Seller shall prosecute the FCC Applications with all reasonable diligence and otherwise use their best efforts to obtain the FCC Consent as expeditiously as practicable; provided, however, that no party shall be under any obligation to contest any adverse condition imposed by the FCC on the grant of the FCC Application or any hearing designation of the FCC Application.

                                   ARTICLE 6

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                   ----------------------------------------

     6.1  Representations and Warranties of Seller. Seller hereby makes the
          ----------------------------------------
following representations and warranties to Buyer, each of which is true and correct as of the date hereof, and shall be true and correct as of the Closing
Date:

          6.1.1   Organization, Good Standing, Etc.
                  --------------------------------

                  (a) Seller is a limited partnership validly existing and in good standing under the laws of the State of Illinois, has all requisite partnership power and authority to own, lease, operate or otherwise hold the Station Assets owned, leased or otherwise held by it and to carry on the business and operations of the Stations as now being conducted and is duly qualified to do business in each jurisdiction in which its operation of the Stations or its ownership or leasing of property makes such qualification necessary. Seller's general partner (the "General Partner") is a limited liability company validly existing and in good standing under the laws of the State of Illinois.

                  (b) Each of Seller and General Partner has all requisite partnership and company, respectively, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller and General Partner and the consummation of the transactions contemplated hereby have been duly authorized by all necessary partnership and company action on the part of Seller and General Partner, respectively, its officers, directors, partners, members, managers and/or shareholders, as the case may be. This Agreement has been duly executed and delivered by Seller and General Partner and, assuming the due execution and delivery of this Agreement by Buyer, constitutes the legal, valid and binding obligation of Seller and General Partner, enforceable against Seller and General Partner in accordance with its terms.

          6.1.2   Authority.  Assuming the consents contemplated by Sections
                  ---------
6.1.2 and 6.1.14 are obtained, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall (a) violate, conflict with or result in any breach or default of any provision of the organizational documents of Seller or General Partner, (b) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice, lapse of time, right to cure, or all of the foregoing) under, or permit the suspension or termination of, or result in the acceleration of, or entitle any party to accelerate (whether as a result of the sale of the Station Assets or otherwise) any material obligation, covenant, term, condition, or result in the loss of any material benefit, or give rise to the creation of any material Lien, charge, security interest, judgment, claim or encumbrance upon any of the properties or assets of Seller or General Partner or any of their subsidiaries or Affiliates under any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture or deed of trust, promissory note, security agreement, chattel mortgage, debt, or any material license, lease, agreement or other material instrument or obligation to which any of them are a party or by which they or any of their properties or assets may be bound or affected, or (c) violate any order, writ, judgment, injunction, decree, statute, rule, ordinance or regulation of any court, administrative agency or commission or other governmental authority or instrumentality (a "Governmental Entity") applicable to Seller or General Partner or any of their properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Seller in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby, except for consents of the FCC to the assignments of the Station Licenses.

          6.1.3   Financial Statements.  Attached to Seller's Disclosure Letter
                  --------------------
are the most recent copies of the Stations' unaudited balance sheets, and the related income statements and pro forma broadcast cash flow analyses and the internally prepared financial statements, including income statements and pro forma broadcast cash flow analyses (such financial statements collectively being referred to as "Seller's Financial Statements"). Seller's Financial Statements, except for the pro forma broadcast cash flow analyses, were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby ("GAAP") and present, accurately, and fairly, in all material respects, the consolidated financial position, results of operations and changes in cash flow of the Stations as of such dates and for the periods then ended (subject, in the case of the unaudited Seller's Financial Statements, to the absence of notes and to normal, recurring adjustments that would not be material in the aggregate).

          6.1.4   Absence of Undisclosed Liabilities.  There are no material
                  ----------------------------------
liabilities of Seller of any kind whatsoever with respect to the Stations (whether absolute, vested, matured, in arrears, accrued, contingent or otherwise, and whether due or to become due which are required to be reflected on, or disclosed in the notes to, a consolidated balance sheet of Seller prepared in accordance with GAAP), other than the liabilities and obligations
(a) provided for or reserved against in Seller's Financial Statements or (b) arising in the ordinary course of business after the date of the latest unaudited balance sheet pertaining to the Stations and consistent with past experience.

          6.1.5   Compliance with Applicable Laws; FCC Matters.
                  --------------------------------------------

          (a) To Seller's knowledge, except as permitted or contemplated hereby, the business and operations of the Stations have been, and now are being, conducted in substantial compliance in all material respects with the Station Licenses, with each law, ordinance, regulation, judgment, decree, injunction, rule or order of the FCC or any other Governmental Entity binding on Seller, the Stations or their respective properties or assets. No investigation or review by any Governmental Entity with respect to Seller or the Stations is pending or, to the Seller's knowledge, threatened. Without limiting the generality of the foregoing and with respect to the Stations, the Stations comply in all material respects with the Communications Act of 1934, as amended (the "Communications Act"), all rules, regulations and written policies of the FCC thereunder, all obligations with respect to equal opportunity under applicable law, and all rules and regulations of the FCC and the Federal Aviation Administration applicable to the towers used by the Stations (including all rules regulating hazards to air navigation, registration of radio towers, and exposure of humans to non-ionizing radio frequency radiation). In addition, Seller has duly and timely filed, or caused to be filed, with the appropriate Governmental Entities all applications, reports, statements, fees, documents, registrations, filings or submissions with respect to the business or operations of the Stations and the ownership thereof, including, without limitation, applications for renewal of authority required to be filed by applicable law. All such filings complied in all material respects with applicable laws when made, and no material deficiencies have been asserted with respect to any such filings. All the material required by 47 C.F.R. (S)
73.3526 to be kept in the public inspection files of the Stations is in such files. Except as stated in Seller's Disclosure Letter, Seller has no knowledge of any material fact or circumstance relating to Seller or the Stations arising from noncompliance with the Communications Act, or the rules, regulations or written policies of the FCC in effect on the date of this Agreement that could reasonably be expected to (i) disqualify Seller from assigning the Station Licenses to the Buyer or (ii) prevent or delay the consummation by the parties of the transactions contemplated by this Agreement.

          (b)     Schedule 1.1.1 lists (i) all licenses, permits and other
                  --------------
authorizations (including all broadcast auxiliary licenses, construction permits and all grants of Special Temporary Authority ("STA")) issued by the FCC relating to the Stations as of the date of this Agreement and (ii) all licenses, permits or authorizations issued to Seller by any other Governmental Entities which are material to the business or operations of the Stations and held by Seller as of the date of this Agreement. Such licenses, permits and authorizations, and all applications for modification, extension or renewal thereof or for new licenses, permits, permissions or authorizations applicable to the business or operations of the Stations are collectively referred to herein as the Station Licenses (as further defined in Section 1.1.1), each of which is in full force and effect. To Seller's knowledge, the Stations have been operated in all material respects in accordance with the terms of the Station Licenses. All towers and other structures used in the operation of the Stations or the Station Assets or located on the Real Estate are obstruction marked and lighted to the extent required by, and in accordance with the rules and regulations of the Federal Aviation Administration (the "FAA"), the FCC and other governmental entities. Appropriate notifications to the FAA and registrations with the FCC have been filed for such towers where required. Except for proceedings affecting the radio broadcast industry generally, there are no proceedings pending or, to the Seller's knowledge, threatened with respect to Seller's ownership or operation of the Stations which reasonably may be expected to result in the revocation, material adverse modification, non-renewal or suspension of any of the Station Licenses, the denial of any pending applications for the Station Licenses, the issuance against Seller of any cease and desist order, or the imposition of any administrative actions by the FCC or any other Governmental Entity with respect to the Station Licenses, or which reasonably may be expected to adversely affect the Stations' ability to operate as currently operated or the Buyer's ability to obtain assignment of the Station Licenses. With the exception of operations pursuant to any existing STAs set out in Schedule 1.1.1 hereto, and with the further exception of such
                --------------
temporary reduced power operations as are necessary for routine maintenance, the Stations operate (A) in conformity with the Station Licenses and (B) within the operating power tolerances specified in 47 C.F.R. (S)73.1560(b) and 47 C.F.R.
(S)73.1560(a)(1). To Seller's knowledge, no other broadcast station or radio communications facility is causing interference to the Stations' transmissions beyond that which is allowed by FCC rules and regulations. Seller has all necessary authority to use the call signs set forth on Schedule 1.1.1.
                                                       --------------

          6.1.6   Litigation.   Except as stated in Seller's Disclosure
                  ----------
Letter, (a) there is no action, suit, litigation, inquiry, judicial or administrative proceeding, or arbitration pending or, to the knowledge of Seller, threatened against the Seller or the Stations or any of their respective properties or assets by or before any arbitrator or Governmental Entity, and there are no investigations relating to Seller or the Stations or any of their respective properties or assets pending or threatened by or before any arbitrator or Governmental Entity, (b) there is no material judgment, settlement, order, decree, injunction, or order of any Governmental Entity or arbitrator outstanding against the Seller or the Stations or any of their respective properties or assets and (c) there is no action, suit, litigation, inquiry, claim, judicial or administrative proceeding pending or threatened against the Seller or the Stations by a third party relating to the Seller or the Station Assets or any of the transactions contemplated by this Agreement.

          6.1.7     Insurance.   Seller's Disclosure Letter includes copies of
                    ---------
all fire, liability and other forms or policies of insurance and all fidelity bonds held by or applicable to the Stations setting forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage and annual premium, each of which is in full force and effect on the date hereof, is valid and enforceable in accordance with its terms and is in an amount consistent with past practices. No event or claim has occurred, including, without limitation, the failure by Seller to give any notice or information, or the delivery of any inaccurate or erroneous notice or information, or any reservation of rights, which limits or impairs the rights of the insured parties under any such insurance policies. Seller shall cause comparable policies of insurance to remain in effect for acts, omissions and events occurring on or prior to the Closing Date.

           6.1.8.   Real Estate.
                    -----------

                    (a) Schedule 1.1.7 accurately lists and describes all of
                        --------------
the Owned Real Estate held by the Stations. Seller possesses good and marketable fee simple title, insurable at standard rates, to all of the Owned Real Estate (including the improvements thereon), free and clear of all Liens, mortgages, pledges, covenants, judgments, foreclosure, condemnation, eminent domain, possession or eviction proceedings, easements, restrictions, encroachments, leases, charges and other claims and encumbrances of any nature whatsoever, and without reservation or exclusion of any mineral, timber, water or other rights or interests, except for Permitted Liens. The buildings (or portions thereof), improvements and fixtures that are included in the Real Estate are suitable for their intended use. Seller owns, or has a valid right to use adequate routes of vehicular and pedestrian ingress and egress to, from and over all of the Real Estate necessary to operate the Stations. The Real Estate has adequate water supply, sewage and waste disposal facilities, is connected to and served by telephone, gas, electricity and other utility equipment facilities and service necessary for the operation or use of the Real Estate. To Seller's knowledge, no fact or condition exists which would result in the termination or impairment of the furnishing of utility services to the Real Estate. Schedule 1.1.7 lists end
                                                       --------------
street address and legal descriptions of the Owned Real Estate. All real estate Taxes, assessments and use charges pertaining to the Owned Real Estate that have become due have been paid in full.

                  (b)  Schedule 1.1.8 accurately lists the street address and
                       --------------
legal descriptions of the Leased Real Estate held or used in the operation of the Stations. Each lease of real property pertaining to any and all Leased Real Estate (a "Real Estate Lease") is in full force and effect and is binding and enforceable in accordance with its terms. The Seller has timely performed its obligations under any Real Estate Leases. There is no default or claim of default or breach against the Seller or any other party to any Real Estate Lease, or any event or circumstance that, with the passage of time or the giving of notice or both, would result in (i) a default by the Seller or (ii) to the best of Seller's knowledge, a default by any other party to any Real Estate Lease. No notice of termination, foreclosure, eviction, or possession, condemnation or eminent domain, has been issued with respect to any Real Estate Lease. The Real Estate Leases are assignable to Buyer on the same terms and conditions as Seller now enjoy under such Real Estate Leases.

                  (c) The Real Estate, any improvements thereon, and the use by Seller thereof conforms in all material respects to: (i) all applicable laws, including, but not limited to, zoning requirements, and (ii) all restrictive covenants, if any. There are no eminent domain proceedings pending, or, to Seller's knowledge, threatened against the Real Estate. To Seller's knowledge, all material improvements (i) have been constructed in a good and workmanlike manner, free, in all material respects, from defects in workmanship and material and (ii) have been constructed, occupied, maintained and operated in material compliance with all applicable laws, insurance requirements, contracts, leases, permits, licenses, ordinances, restrictions, building set-back lines, covenants, reservations, and easements, and Seller has received no notice, written or verbal, claiming any material violation of any of the same or requesting or requiring the performance of any material repairs, alterations or other work in order to so comply. To Seller's knowledge, no improvements on any of the Real Estate encroaches upon any adjacent real property of any other person or entity. To Seller's knowledge, the heating, air conditioning, plumbing, ventilating, utility, sprinkler and other mechanical and electrical systems, apparatus and appliances located on the Real Estate or in the improvements are in good operating condition (normal wear and tear excepted), free from material defects in workmanship and material.

          6.1.9   Personal Property.  Schedule 1.1.2 contains a list of all
                  -----------------   --------------
material tangible personal property and assets owned or held by Seller and used in the conduct of the business and operations of the Stations (other than Real Estate, which is addressed in the foregoing Section 6.1.8). Except as stated in the Seller's Disclosure Letter, Seller owns and possesses good and marketable title to all property referred to in the immediately preceding sentence and none of such property is subject to any Liens, other than Permitted Liens. The tangible personal property and fixtures owned or used by Seller and necessary for the business or operations of the Stations, are in good operating condition (subject to normal wear and tear) and are sufficient to permit the conduct of the business and operations of the Stations in compliance with FCC rules and regulations. At Closing, Seller shall own or hold under valid leases all of the tangible personal property listed in Schedule 1.1.2 and this shall include all
                                     --------------
of the tangible personal property and fixtures necessary to conduct the business of the Stations as presently conducted. The Station Assets to be transferred hereunder constitute all of the assets, rights and properties that are required for the business and operations of the Stations in compliance with FCC rules and regulations and as they are now operated.

          6.1.10    Liens and Encumbrances.  As of the Closing, all of the
                    ----------------------
Station Assets, including leases, are free and clear of all liens, pledges, claims, orders, security interests, writs, judgments, restrictions, mortgages (real or personal), tenancies and other possessory interests, conditional sale or other title retention agreements, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, defects in title, encroachments and other burdens, options or encumbrances of any kind (collectively, "Liens"), which do not materially interfere with the use, value and/or operation of the Station and/or the Station Assets, except (a) statutory Liens securing payments not yet delinquent or the validity of which are being contested in good faith by appropriate actions, (b) Liens for taxes not yet delinquent, (c) Liens securing indebtedness, all of which Liens will be fully discharged by Seller at the Closing upon repayment of all amounts due and owing,
(d) Liens on leases arising from the provisions of such leases, and (e) zoning ordinances (the Liens referred to in clauses (a) through (e) being "Permitted Liens").

           6.1.11   Environmental Matters.  On the date of this Agreement,
                    ---------------------
except as revealed in Seller's Disclosure Letter:

                    (a) To Seller's knowledge, the Real Estate used in connection with the Stations and the business and operations thereon is, and except with respect to any predecessor or prior owner, operator or lessee (each a "Predecessor"), in substantial compliance with all applicable federal, state and local statutes, codes, rules, ordinances or regulations as well as common law decisions relating to the environment, natural resources and public or employee health and safety (collectively, the "Environmental Laws").

                    (b) No judicial or administrative proceedings are pending or, to Seller's knowledge, threatened against Seller or any of the Real Estate used in connection with the Stations, alleging the violation of or seeking to impose liability pursuant to any Environmental Law. No notice or claim from any Governmental Entity or other person has been given to Seller claiming violation of or alleging any liability under remediation of any Environmental Laws in connection with any of the Real Estate used in connection with the Stations or operations thereon.

                    (c) There are no facts, circumstances or conditions on the Real Estate or the business or operations thereon used in connection with the Stations or the business and operations thereon which are reasonably likely to give rise to an environmental claim or result in Environmental Costs and Liabilities (as hereinafter defined).

                    (d) All substances, materials or waste that are regulated by federal, state or local government under the Environmental Laws as hazardous, toxic or a pollutant or contaminant, as well as any petroleum or petroleum derived product, used or generated by Seller or by any Predecessor in connection with the Real Estate and used in connection with the Stations (collectively, the "Hazardous Substances"), have been stored, used, treated, and disposed of by such persons or on their behalf in such manner as not to result in any material Environmental Costs or Liabilities. "Environmental Costs and Liabilities" means any losses, including environmental remediation costs, clean up funds, liabilities, obligations, damages, fines, penalties or judgments, arising from or under any Environmental Law or order of or agreement with any Governmental Entity or other person.

               (e) There are not now, nor have there been in the past, on, in or under any Real Estate used in connection with the Stations when owned, leased or operated by Seller, or to Seller's knowledge, when owned, leased or operated by any Predecessor, any of the following: underground storage tanks, above-ground storage tanks, dikes or impoundments containing (i) Hazardous Substances, (ii) asbestos containing materials, (iii) polychlorinated biphenyls or (iv) radioactive substances or related compounds (other than those labeled and maintained in accordance with applicable Environmental Laws) in amounts or concentrations regulated under the Environmental Laws.

               (f) The Stations' operations do not have a significant environmental impact, as defined by 47 C.F.R. (S) 1.1307.

       6.1.12  Taxes.
               -----

               (a) All Tax Returns that are required to be filed on or before the execution of this Agreement by Seller have been duly filed on a timely basis under the statutes, rules and regulations of each applicable jurisdiction and Seller will file or will cause to be duly filed, all Tax Returns required to be filed by Seller as of the Closing Date and with respect to any taxable period prior to or which includes the Closing Date. All such Tax Returns are (or will be) complete and accurate in all material respects. Except as stated in Seller's Disclosure Letter, all Taxes, whether or not reflected on the Tax Returns, which are due with respect to the Seller and any of its Affiliates have been timely paid by the Seller and/or any such Affiliates, whether or not such Taxes are disputed. For the purposes of this Section 6.1.12 only, Affiliates shall mean any entity that files a consolidated tax return with the Seller.

               (b) No claim, judgment, Lien, settlement, writ, or order for assessment or collection of Taxes has been asserted against the Seller or any of its Affiliates. Neither Seller nor any of its Affiliates are a party to any pending audit, action, suit, claim, litigation, proceeding or investigation by any Governmental Entity for the assessment or collection of Taxes, nor does Seller or any of its Affiliates have knowledge of any threatened audit, suit, claim, litigation, action, proceeding or investigation.

               (c) Neither Seller nor any of its Affiliates have waived or extended any statutes of limitation for the assessment or collection of Taxes. No claim has ever been made by a Governmental Entity in a jurisdiction where the Seller or any of its Affiliates does not currently file Tax Returns that the Seller or its Affiliates may be subject to taxation by that jurisdiction, nor is Seller or any of its Affiliates aware that any such assertion of Tax jurisdiction is pending or threatened. No Liens, other than Permitted Liens (whether filed or arising by operation of law) have been imposed upon or asserted against any of the Station Assets as a result of or in connection with any failure, or alleged failure to pay any Tax.

               (d) Seller has withheld and paid all Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party.

               (e) Seller is not a foreign person or entity within the meaning of Section 1445 of the Internal Revenue Code (the "Code").

               (f) No payment described in this Agreement is subject to Section 280G of the Code.

               (g) None of the Stations Assets is (i) "tax-exempt use" property
                                                       --------------
within the meaning of Section 168(h) of the Code, (ii) required to be treated as owned by another person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (iii) "tax exempt bond financed
                                                ------------------------
property" within the meaning of Section 168(g) of the Code or (iv) "limited use
--------                                                            -----------
property" (as such term is used in Rev. Proc. 76-30).
--------

               (h) For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all federal, state, local, or foreign income, payroll, Medicare, Medicaid, withholding, unemployment insurance, social security, Federal Insurance Contribution Act, sales, use, service, service use, leasing, leasing use, excise, franchise, gross receipts, value added, alternative or add-on minimum, estimated, occupation, real and personal property, stamp, duty, document, transfer, workers' compensation, windfall profits, environmental (including taxes under Section 59A of the Code), or other tax, charge, fee, levy or assessment of the same or of a similar nature, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes or any amendment thereto, and including any schedule or attachment thereto.

      6.1.13   Personnel.  Seller's Disclosure Letter includes a complete and
               ---------
correct list as of the date hereof of the names, positions and locations of all employees or any other Station and broadcast personnel (whether employees or independent contractors or employees of a time broker) of the Stations, which sets forth the current salaries of all such employees and any other compensation arrangements (including, but not limited to, terms and conditions of employment, accrued vacation and accrued sick time) with all General Managers, Station Managers, General Sales Managers, Local Sales Managers, National Sales Managers, Program Directors, Business Managers and Traffic Managers (collectively, "Station Management") and all on-air broadcast personnel of the Stations and indicates which of those employees, Station Management or on-air broadcast personnel is a party to an employment or consulting or similar contract which is not terminable upon notice of 60 days' or less without additional cost to the employer.

      6.1.14   Contracts   The Contracts are the only contractual agreements
               ---------
necessary to carry out the business and operations of the Stations as currently conducted. Each Contract with respect to the Stations is a valid and binding obligation of Seller, and is in full force and effect.

Seller and each other party to such Contract with respect to the Stations have performed in all material respects the obligations required to be performed by them and are not (with or without lapse of time or the giving of notice, right to cure, or both) in material breach or default thereunder. Schedule 1.1.3
                                                            --------------
identifies, as to each Contract with respect to the Stations listed thereon, whether the consent of the other party thereto is required in order for such Contract to continue in full force and effect upon the consummation of the transactions contemplated hereby.

          6.1.15   ERISA Compliance.  Except as stated in Seller's Disclosure
                   ----------------
Letter, neither the Seller nor any other trades or businesses under common control, or which are treated as a single employer with Seller under Section 414(b), (c), (m) or (o) of the Code (collectively, the "ERISA Group") has contributed or been obligated to contribute to any "multi employer plan" as such term is defined in Section 3(37) or Section 4001(a)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), except as disclosed in Seller's Disclosure Letter. Included in Seller's Disclosure Letter are written lists of all "employee benefit plans" within the meaning of Section 3(3) of ERISA and bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, salary continuation, educational assistance, club memberships, company car (other than those provided to employees pursuant to employment agreements listed on Schedule 1.1.3) insurance or other plans or arrangements or
                     --------------
understandings providing benefits to any present or former employee or contractor of the Stations maintained by Seller, or as to which Seller (with respect to such individuals) has any liability or obligation (collectively, "Employee Benefit Plans").

          6.1.16   Labor  Seller has not agreed to recognize any union or other
                   -----
collective bargaining unit, nor has any union or other collective bargaining unit been certified as representing any of Seller's employees. Except as stated in the Seller's Disclosure Letter, Seller, with respect to the Stations, (a) is and has been in substantial compliance with all applicable laws regarding employment and employment practices (including, without limitation, ERISA), and those laws relating to terms and conditions of employment, wages and hours, and plant closing, occupational safety and health and workers' compensation and is not engaged, nor has it engaged, in any unfair labor practices; (b) has no, and has not had any, unfair labor practice claims, charges or complaints pending or threatened against it before the FCC or the National Labor Relations Board; (c) has no, and has not had any, grievances pending or threatened against it; and
(d) has no, and has not had any, charges pending or threatened against it before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices. There is no labor strike, slowdown, work stoppage or lockout actually pending or threatened against or affecting the Stations. No union organizational campaign or representation petition is currently pending with respect to any of the employees working for the Stations.

          6.1.17   Patents, Trademarks, Etc.  Schedule 1.1.4 sets forth all
                   -------------------------  --------------
Intellectual Property used in the business and operations of the Stations (whether owned, leased or licensed by Seller). Seller has, and upon the Closing, Buyer will have, good and marketable title to all Intellectual Property owned by Seller, free and clear of any and all Liens. Seller has not received any notice of any claimed conflict, notice of cease and desist, suit, complaint, settlement, litigation, judgment, claim, proceeding, action, violation or infringement pertaining to such Intellectual Property rights. None of such material Intellectual Property rights is being infringed by any third party. The operation of Seller's business does not infringe on the Intellectual Property rights of any other person.

          6.1.18    Absence of Certain Changes or Events.  Except as
                    ------------------------------------
contemplated or expressly permitted by this Agreement, since the date of the last relevant unaudited balance sheet pertaining to each of the Stations (as revealed in Seller's Disclosure Letter) there has not been: (a) any material damage, destruction or loss of any kind with respect to the Stations not covered by valid and collectible insurance, nor has there been any event or circumstance which has had, or reasonably could be expected to have, a material adverse effect on the assets or the business or operations of the Stations; (b) with respect to the Stations, the execution of any agreement with any Station Management or broadcast personnel (whether an employee or independent contractor) providing for his/her employment, or any increase in compensation or severance or termination of benefits payable or to become payable by Seller, to any officer, Station Management, or broadcast personnel (whether an employee or independent contractor), or any increase in benefits under any collective bargaining agreement, except in any case in the ordinary course of business consistent with prior practice and except as permitted by Section 8.1.1; or (c) any change by Seller in its financial or tax accounting principles or methods, except insofar as required by GAAP or applicable law.

          6.1.19    Broker, Commission or Finder's Fees.  Except with respect to
                    -----------------------------------
any fees payable by Seller to Star Media Group, Inc., for the benefit of Peter Handy, neither Seller nor any entity acting on behalf of Seller has agreed to pay a broker, commission, finder's fee or similar payment in connection with this Agreement or any matter related hereto.

          6.1.20    Full Disclosure.  No representation or warranty by Seller
                    ---------------
contained in this Agreement (including the Schedules hereto) or in Seller's Disclosure Letter or in any certificate furnished pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

          6.1.21    Sellers' Financial Condition.  Except as stated in Seller's
                    ----------------------------
Disclosure Letter, no insolvency proceedings of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Seller or any of its respective assets or properties are pending, or threatened, and Seller has made no assignment for the benefit of creditors, fraudulent conveyances, preferences, or transfers, nor has the Seller taken any action with a view to, or which would constitute a basis for, the institution of any such insolvency proceedings. Seller shall use the proceeds received under this agreement to pay, satisfy, or discharge, or to make appropriate provision for the payment of any and all creditors of Seller prior to making any distribution to its shareholders or managers or members.

          6.1.22    Books and Records.  The books, records and accounts of
                    -----------------
Seller maintained with respect to the Stations accurately and fairly reflect, in reasonable detail and in all material respects, the transactions and the assets and liabilities of Seller. Seller has not engaged in any transaction, maintained any bank account or used any of the funds of Seller except for transactions, bank accounts and funds which have been and are reflected, in all material respects, in the normally maintained books and records of the Stations.

          6.1.23    Barter Arrangements.  Seller's Disclosure Letter accurately
                    -------------------
describes all barter, trade or similar arrangements for the sale of advertising for other than cash and all Trade Agreements relating to the business or operations of the Stations which are outstanding as of the date hereof. With respect to the Stations, all such advertising time sold under barter, trade or similar arrangements for other than case or under Trade Agreements may be preempted by advertising time that is sold for cash. All such barter, trade or similar arrangements for the sale of advertising time for other than cash and all Trade Agreements have been entered into in the ordinary course of business consistent with past practices.

          6.1.24    No Third Party Options.  There are no existing agreements
                    ----------------------
with, operations or rights of, or commitments to any person other than Buyer to acquire any of the Station Assets or any interest therein.

                                   ARTICLE 7

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

      7.1 Representations and Warranties of Buyer.
          ---------------------------------------

          Buyer hereby makes the following representations and warranties to Seller, each of which is true and correct as of the date hereof, and shall be true and correct as of the Closing Date, and shall be unaffected by any investigation heretofore or hereafter made by Seller:

          7.1.1     Organization and Standing.  Buyer is a corporation duly
                    -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          7.1.2     Authorization and Binding Obligation.  Buyer has all
                    ------------------------------------
requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby, and to own or lease the Station Assets and to carry on the business and operations of the Stations upon the consummation of the transactions contemplated by this Agreement. Buyer's execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on behalf of Buyer and constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms.

          7.1.3     Qualification.  To Buyer's knowledge, there is no fact,
                    -------------
allegation, condition, or circumstance relating to Buyer that could reasonably be expected to prevent the grant of the FCC Consent. Buyer knows of no fact that would, under the Communications Act or the rules, regulations and policies of the FCC, disqualify Buyer from becoming the licensee of the Stations. There are no proceedings, complaints, notices of forfeiture, claims or investigations pending or, to the knowledge of Buyer, threatened against any, or in respect of any, of the broadcast stations licensed to Buyer or its Affiliates that would materially impair the qualifications of Buyer to become a licensee of the Stations or delay the FCC consent.

          7.1.4     Absence of Conflicting Agreements or Required Consents.
                    ------------------------------------------------------
Except for the FCC Consent contemplated herein and except as stated in Buyer's Disclosure Letter, the execution, delivery and performance of this Agreement by Buyer shall not: (i) violate or conflict with any of the terms, conditions or provisions of the Articles of Incorporation or By-laws of Buyer; (ii) require the consent of any third party not affiliated with Buyer; (iii) violate any applicable statute, ordinance, law, judgment, settlement, order, injunction, decree, rule, regulation or ruling of any Governmental Entity applicable to Buyer; and (iv) either alone or with the giving of notice or the passage of time, violate the terms, conditions or provisions of, or constitute a default or breach under, any agreement, instrument, license or permit to which Buyer is now subject.

          7.1.5     Financial Ability.   Buyer has the financial ability and/or
                    -----------------
resources to consummate the transactions contemplated hereunder.

      7.2 Litigation: Compliance with Law.  There is no litigation,
          -------------------------------
administrative action, suit, claim, arbitration or other proceeding, or petition, complaint or investigation before any court or Governmental Entity pending against Buyer that would adversely affect Buyer's ability to perform its obligations pursuant to this Agreement or the agreements to be executed by Buyer in connection herewith. Buyer has committed no violation of any applicable law, statute, regulation or ordinance or any other requirement of any Governmental Entity or court which would have an adverse effect on Buyer or its ability to perform its obligations pursuant to this Agreement or the agreements to be executed in connection herewith.

      7.3 Broker, Commission or Finder's Fees.  Neither Buyer nor any entity
          -----------------------------------
acting on behalf of Buyer has agreed to pay a broker, commission, finder's fee or similar payment in connection with this Agreement or any matter related hereto.

      7.4 Full Disclosure.  No representation or warranty by Buyer contained in
          ---------------
this Agreement (including the Schedules hereto) or in the Buyer's Disclosure Letter or in any certificate furnished pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

                                   ARTICLE 8

                              COVENANTS OF SELLER
                              -------------------

     8.1  Seller Covenants.  Seller covenants and agrees with Buyer that,
          ----------------
pending the Closing and except as otherwise agreed to in writing by Buyer:

          8.1.1  Conduct of Stations prior to the Closing Date.  Seller, from
                 ---------------------------------------------
and after the date hereof through the Closing Date, shall:

                 (a) use commercially reasonable efforts to maintain its present business organization, keep available the services of its present employees (including the general manager for at least one month after the TBA Commencement Date) and those of its independent contractors, preserve its relationships with its customers and others having business relationships with the Station, and refrain from materially and adversely changing any of its business practices and policies (including, but not limited to, advertising (including substantially the same amount of cash expenditure), marketing, promotion, pricing, purchasing, personnel, sales and budget practices and policies).

                 (b) maintain its books of account and records in the usual and ordinary manner and in accordance with GAAP, except as otherwise provided herein;

                 (c) notify Buyer if the regular broadcast transmission of the Stations from its main transmitting facilities at full authorized effective radiated power is interrupted for a period of more than four (4) consecutive hours or for an aggregate of ten (10) or more hours in any continuous three-day period;

                 (d) operate in the usual and ordinary course of business in accordance with past practices and conduct its business in all material respects in compliance with the terms of the Station Licenses and all applicable laws, rules, and regulations, including, without limitation, the applicable rules and regulations of the FCC;

                 (e) use, repair, and, if necessary, replace any of the Stations' studio and transmission assets in a reasonable manner consistent with Seller's historical practice and maintain the Station Assets in substantially their current condition, ordinary wear and tear excepted;

                 (f)  maintain insurance in accordance with Section 6.1.7;

                 (g) not, without the prior written consent of Buyer, incur any debts, obligations or liabilities (absolute, accrued, contingent, or otherwise), which include obligations (monetary or otherwise) to be performed by Buyer that exceed Ten Thousand Dollars ($10,000) individually or Twenty-Five Thousand Dollars ($25,000) in the aggregate;

                 (h) not lease, sell, convey, transfer, assign, license, transfer, encumber, mortgage, pledge, or subject to a Lien, claim, or encumbrance (other than Permitted Liens) any of the Station Assets or sell or transfer any of the Station Assets without replacing such Station Assets with assets of substantially the same value and utility;

                  (i) not, without the prior written consent of Buyer, (A) modify or extend any Contracts (excluding Contracts for the sale of advertising time for cash) or (B) enter into any new Contracts (excluding Contracts for the sale of advertising time for cash) the payments under which exceed Ten Thousand Dollars ($10,000) individually or Twenty-Five Thousand Dollars ($25,000) in the aggregate;

                  (j) not make or grant any general wage or salary increase or generally materially modify the employees', the Station Management's or on-air personnel's terms and conditions of employment; provided, however, that Seller shall be permitted to make bonus payments to any employees including Station Management and on-air personnel;

                  (k) not make any change in (i) the accounting principles, methods, or practices followed by it or depreciation or amortization policies or rates or (ii) any Tax election or settle any Tax audit or controversy relating to the Station Assets;

                  (l) not make any loans or make any dividends or distributions other than of Excluded Assets;

                  (m) other than in the ordinary course of business, not cancel, discharge, or compromise any debt or claim, or waive or release any right, of material value;

                  (n) not disclose, directly or indirectly, to any person or entity (other than Buyer and its representatives) any confidential or proprietary information, except as may otherwise be required by law;

                  (o) use commercially reasonable efforts to maintain the present format of the Stations and with programming consistent with past practices;

                  (p) other than in the ordinary course of business, not increase the number of regularly scheduled commercial units run during the day-parts on the Stations (other than changes in the number of commercial units run during any day-part as a result of operating difficulties that require commercial units to be broadcast at times other than as scheduled); and

                  (q)  agree to do any of the foregoing.

     8.2  Access. Upon reasonable written notice from Buyer, Seller shall (a)
          ------
give or cause the Stations to give Buyer and Buyer's counsel, accountants, engineers and other representatives, including environmental consultants, reasonable access during normal business hours to all of Seller's properties, books, Contracts, Trade Agreements, reports and records including financial information and tax returns relating to each and all of the Stations, and to all real estate, buildings and equipment relating to the Stations, in order that Buyer may have full opportunity to make such investigation, including, but not limited to, environmental assessments, as it desires of the affairs of the Stations and (b) furnish Buyer with information and copies of all documents and agreements including, but not limited to, financial and operating data and other information concerning the financial condition, results of operations and business of the Stations, that Buyer may reasonably request. The rights of Buyer under this Section shall not be exercised in such a manner as to interfere unreasonably with the business of the Stations; provided, however, that such investigations shall not adversely effect or diminish the effect of any and all representation and warranties made by Seller herein.

     8.3  Other Consents. Seller will use its best efforts to obtain all
          --------------
consents, authorizations, or approvals required for the consummation of the transactions contemplated by this Agreement.

     8.4  No Inconsistent Action.  Seller shall not take any action which is
          ----------------------
inconsistent with its obligations under this Agreement.

     8.5  Notification.  Seller shall promptly notify Buyer in writing of (a)
          ------------
the failure of Seller or any employee, servant, or agent of Seller to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with hereunder; (b) the occurrence of any event that would entitle Buyer to terminate this Agreement pursuant to Section 16.1; or (c) any overt threat or actual resignation or termination of any Station Management on-air personnel at the Stations.

     8.6  Updating of Schedules.  From time to time after FCC Consent and prior
          ---------------------
to the Closing, Seller will promptly supplement or amend the Schedules and Seller's Disclosure Letter delivered in connection herewith with respect to any matter which exists or occurs after the date of this Agreement and which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Schedules or Seller's Disclosure Letter or which is necessary to correct any information therein; provided,
however, that   The provisions of this Section are informational only and Buyer shall not be bound to the terms of any changed Schedules unless they are incorporated into this Agreement by a written amendment signed by Buyer.

     8.7  Enforcement of Agreements.  During the period prior to Closing, Seller
          --------------------------
shall enforce, if necessary, the terms of any and all Contracts.

     8.8  FCC Filings.  Seller shall file or cause to be filed on a current
          -----------
basis until the Closing Date all applications, fees, reports and documents required to be filed with the FCC with respect to the Stations. Copies of each such application, fee filing, report and document filed between the date hereof and the Closing Date shall be furnished to Buyer promptly after its filing.

     8.9  Indemnification.
          ---------------

          (a) From and after the Closing Date, Seller shall defend, indemnify and hold Buyer, its officers, directors, employees, agents and Affiliates, and its assigns forever harmless from and against all costs, suits, actions, claims, settlements, judgments, losses and damages (including reasonable attorney fees at all levels) incurred by Buyer or such officers, directors, employees, agents, Affiliates or assigns as a result of or arising out of (i) the breach by Seller of any of its representations and warranties contained in this Agreement, (ii) the failure by Seller to perform its covenants set forth in this Agreement,
(iii) the conduct of the business or operations of the Stations or the use or ownership of the Station Assets on or before the Closing Date, including any and all liabilities arising under any of the Station Licenses or Contracts which relate to events occurring prior to the Closing Date, (iv) any and all obligations or liabilities of Seller under any contract or agreement not expressly assumed by Buyer pursuant to the terms hereof, and (v) any acts or omissions of negligence, gross negligence, illegal or wrongful conduct, or any claims for personal injury, death, or property damage committed by Seller or its agents, servants, and employees, which accrued prior to the Closing Date; provided, however, that Seller shall not be required to defend any claims asserted by Buyer hereunder unless and until the aggregate amount of such claim equals or exceeds $50,000; and, provided, further, that the aggregate amount of all claims asserted by Buyer hereunder shall in no event exceed $500,000. This covenant shall survive the Closing Date, and the expiration or termination of this Agreement, subject to Section 18.1.

          (b) Seller hereby covenants and agrees that if, during the term of this Agreement, Seller is or becomes obligated to indemnify Buyer under this
Section 8.10, Seller shall not sell, lease, transfer or otherwise dispose of, whether in one transaction or in a series of transactions, all or substantially all of its assets.

          (c) Buyer shall give prompt written notice to Seller of any claim asserted by Buyer hereunder; provided, however, that failure to give such notice or delaying such notice shall not affect Buyer's right to indemnification and Seller's obligation to indemnify as set forth in this Agreement, except to the extent Seller's ability to remedy, contest, defend or settle with respect to such claim is thereby prejudiced. The obligations and liabilities of the parties with respect to any claim asserted hereunder shall be subject to Section 18.1.

     8.10 Asset Purchase Agreement. Seller shall place a complete copy of this
          ------------------------
Agreement in the local public inspection file of each of the Stations and shall append a complete copy of this Agreement to each application to the FCC for the FCC Consent.

     8.11 Title Insurance. Within Forty-Five (45) days of the execution of this
          ---------------
Agreement, Seller shall provide Buyer with a draft ALTA title insurance binder with respect to the Owned Real Estate. If Buyer finds that the preliminary binder reveals title defects which adversely effect the use, value and/or operation of the Station or the Station Assets, then Seller shall have up to five (5) days prior to the Closing to cure said defects.

     8.12 Covenant Not to Compete.  Seller and its principals agree that for a
          -----------------------
period of two (2) years after the Closing Date, neither it, nor any of its Affiliates, will, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of any business, whether in corporate, proprietorship or partnership form or otherwise, which is engaged in the operation of radio stations anywhere within the composite 1mV/m signal contour of the Stations; provided, however, that after the first anniversary of the Closing, nothing contained herein shall prevent the Seller or its principles from engaging in any of the foregoing with respect to the stations in the Chicago market as specified on Schedule 8.12
                                                              -------------
hereto.

                                   ARTICLE 9

                              COVENANTS OF BUYER
                              ------------------

     9.1  Buyer Covenants. Buyer covenants and agrees that, pending the Closing
          ---------------
and except as otherwise agreed to in writing by Seller:

          9.1.1  Notification. Buyer shall promptly notify Seller in writing of
                 ------------
(a) any litigation, arbitration or administrative proceeding pending or, to its knowledge, threatened against Buyer which challenges the transactions contemplated hereby, (b) the failure of Buyer, or any employee or agent of Buyer to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or be satisfied by it hereunder or (c) the occurrence of any event that would entitle Seller to terminate this Agreement pursuant to Section 16.1.

          9.1.2  No Inconsistent Action. Buyer shall not take any action which
                 ----------------------
is inconsistent with its obligations under this Agreement.

          9.1.3  Post-Closing Access. Buyer, for a period of one (1) year
                 -------------------
following the Closing Date, shall make available during normal business hours for audit and inspection by Seller and Seller's representatives, for any reasonable purpose and upon reasonable notice, all records, files, documents and correspondence transferred to it hereunder relating to the pre-closing period. All information, records, files, documents and correspondence made available or disclosed under this Section 9.1.3 shall be kept confidential. Buyer shall assume cost of all expenses incurred in connection with this Section.

          9.1.4  Other Consents. Buyer will use its best efforts to obtain all
                 --------------
necessary consents, authorizations, or approvals, in each case, required for Buyer's consummation of the transactions contemplated by this Agreement.

                                  ARTICLE 10

                                JOINT COVENANTS
                                ---------------

     Buyer and Seller covenant and agree that, pending the Closing and except as otherwise agreed to in writing, they shall act in accordance with the following:

     10.1  Confidentiality. Buyer and Seller shall not disseminate, disclose,
           ---------------
reveal, divulge, inform, or communicate, directly or indirectly, through any person or entity, including, but not limited to, its managers, members, officers, directors, employees, representatives, agents, advisors, and attorneys, and shall preserve and keep confidential all information ("Confidential Information") obtained by any of them with respect to the other party hereto in connection with this Agreement and the negotiations preceding this Agreement, and will use such information solely in connection with the transactions contemplated by this Agreement, and if the transactions contemplated hereby are not consummated for any reason, each shall return to each other party hereto, without retaining a copy thereof, any schedules, contracts, records, properties, extracts, summaries, documents or any other written information obtained from such other party in connection with this Agreement and the transactions contemplated hereby except to the extent required or useful in connection with any claim made with respect to the transactions contemplated by this Agreement or the negotiation thereof. Notwithstanding the foregoing, no party shall be required to keep confidential or return any information which (a) is known or available through other lawful sources, not bound by a confidentiality agreement with the disclosing party, (b) is or becomes publicly known through no fault of the receiving party or its agents,
(c) is required to be disclosed pursuant to an order or request of a judicial or government authority (provided the non-disclosing party is given reasonable prior notice such that it may seek, at its expense, confidential treatment of the information to be disclosed), (d) is developed by the receiving party independently of the disclosure by the disclosing party or (e) is required to be disclosed under applicable law or rule, as determined by counsel for the receiving party. This covenant shall survive the Closing Date, and the expiration or termination of this Agreement.

     10.2  Cooperation. Buyer and Seller shall cooperate fully with one another
           -----------
in taking any actions, including actions to obtain the required consent of any Governmental Entity or any third party necessary or helpful to accomplish the transactions contemplated by this Agreement.

     10.3  Control of Stations. Prior to Closing, Buyer shall not, directly or
           -------------------
indirectly, control or direct the business or operations of the Stations.

     10.4  Bulk Sales Laws. Buyer hereby waives compliance by Seller with the
           ---------------
provisions of the "bulk sales" or similar laws of any state. Seller shall defend and indemnify Buyer and hold it forever harmless from any and all losses, settlements, judgments, actions, suits, claims, costs, damages and expenses (including but not limited to, reasonable attorneys' fees at all levels) sustained by Buyer as a result of any failure of Seller to comply with any "bulk sales" or similar laws. This covenant shall survive the Closing Date and the expiration or termination of this Agreement.

     10.5  Public Announcements.  Prior to the Closing, neither Buyer nor Seller
           --------------------
shall issue any press release or make any public disclosure with respect to the transactions contemplated by this Agreement without the prior written approval of the other party, except (a) Buyer and Seller may make any disclosure as may be required by applicable law or by obligations pursuant to any listing agreement with any securities exchange or any stock exchange regulations; (b) Buyer and Seller may each continue such communications with employees, customers, suppliers, franchises, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other party or the prompt consummation of the transactions contemplated herein and (c) Seller may, at its sole discretion, disclose such transaction to Chicago Tribune, twenty-four (24) hours prior to the date of this Agreement.

     10.6  Condition of Real Estate.  Buyer may, at its sole expense, conduct
           ------------------------
environmental studies, title examinations, and land surveys (the "Studies") of the Real Estate. Buyer shall notify Seller if the Studies disclose (a) an environmental liability constituting a breach of the representations and warranties in Section 6.1.11, (b) evidence of encroachments that materially and adversely affect the use of the Real Estate or (c) any other matters that materially and adversely affect title to the Real Estate. Seller shall promptly commence remedial action at its expense to cure the condition giving rise to such matter and cure such condition prior to the Closing; provided, however, that Seller shall not be obligated to spend (but may choose to spend) more than $50,000 in the aggregate in its attempts to cure all such conditions. Seller shall notify Buyer within 30 days after its receipt of the Buyer notice if it determines that it is unable or unwilling to cure such conditions for $50,000 or less and chooses not to attempt to cure such conditions, in which case Buyer may elect (i) to terminate this Agreement or (ii) to waive such obligations and receive, at Closing, a reduction in the Purchase Price of an amount that is equal to or less than $50,000.00; provided, however, that if any dispute arises between the parties with respect to any remedial action or the cost thereof, the parties shall, within a reasonable time after such dispute arises (A) submit the dispute to an independent environmental consultant selected jointly by the parties, or (B) if, the parties fail to jointly select an independent environmental consultant, each party must submit the name of an independent environmental consultant to the other party and the consultants so selected shall then jointly select an independent environmental consultant; and provided, further, that (X) the decision of the selected independent environmental consultant shall be binding and conclusive as to all parties to the dispute and
(Y) any and all costs and expenses incurred by the parties in connection with such dispute shall be borne equally between the parties. If this Agreement is terminated in accordance with the immediately preceding sentence, no party shall have any liability to the other with respect to such termination. Either party may extend the Closing by not more than 30 days, subject to Section 16.1(g)
                                                            ---------------
hereto, if either party reasonably determines that any necessary remedial action can be completed during such extended period.

                                  ARTICLE 11

                        CONDITIONS OF CLOSING BY BUYER
                        ------------------------------

     The obligations of Buyer hereunder are, at its option, subject to satisfaction at or prior to the Closing Date of all of the following conditions:

     11.1  Representations and Warranties. All representations and warranties of
           ------------------------------
Seller made in Seller's Disclosure Letter, or in this Agreement or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for changes expressly permitted or contemplated by the terms of this Agreement.

     11.2  Compliance with Agreement. All of the terms, covenants and conditions
           -------------------------
to be complied with and performed by Seller on or prior to the Closing Date shall have been complied with or performed in all material respects to the satisfaction of the Buyer.

     11.3  Third Party Consents and Approvals; Estoppel Certificates. Seller
           ---------------------------------------------------------
shall have obtained all third-party consents and approvals, if any, required for the transfer or continuance, as the case may be, of the Contracts on Schedule
                                                                     --------
1.1.3 (and contracts that would have been on Schedule 1.1.3  had they been in
-----                                        ---------------
existence on the date of this Agreement), and such third parties have provided estoppel certificates, affidavits, consents, non-disturbance agreements, and/or written clarifications of the rights of Buyer thereunder, all in form and substance reasonably satisfactory to Buyer.

     11.4  Closing Certificates.  Buyer shall have received a certificate, dated
           --------------------
as of the Closing Date, from the Seller, executed by an authorized officer of Seller certifying, in such detail as Buyer may reasonably request that the conditions set forth in Sections 11.1 and 11.2 hereto have been fulfilled.



     11.5  Governmental Consents.
           ---------------------

           11.5.1 FCC. The FCC  Consent shall have been issued by the FCC
                  ---
without any conditions that would otherwise permit Buyer to terminate this Agreement pursuant to Section 15.1(v), below, and each such FCC Consent shall have become a Final Order.

           11.5.2 Other Consents.  All other material authorizations, consents,
                  --------------
approvals, and clearances of any Governmental Entity required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained.

     11.6  Adverse Proceedings.  No injunction, order, stipulation, settlement,
           -------------------
writ, decree or judgment of any court, agency or other Governmental Entity shall have been rendered against Seller or Buyer which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     11.7  Closing Documents. Seller shall have executed and delivered or caused
           -----------------
to be delivered to Buyer, on the Closing Date (a) all special warranty deeds, bills of sale, endorsements, titles, licenses, assignments and other instruments of conveyance and transfer consistent with the terms hereof and otherwise reasonably satisfactory in form and substance to Buyer, effecting the sale, transfer, assignment and conveyance of the Station Assets to Buyer and (b) all other documents, instruments, certificates and agreements required of Seller under the terms of this Agreement.

     11.8  Material Adverse Change.  Except for changes caused by Buyer under
           -----------------------
the TBA, material adverse change in the business, assets, operations, prospects or condition of the Stations (financial or otherwise) shall have occurred.

     11.9  Opinion of Counsel.  Buyer shall have received a written opinion of
           ------------------
Seller's counsel dated as of the Closing Date as to the matters set forth in
Exhibit 11.9 hereto in form and substance reasonably satisfactory to Buyer.
------------

     11.10 Real Estate Matters.  Buyer shall be reasonably satisfied that the
           -------------------
Real Estate conforms in all material respects to the American with Disabilities Act.

                                  ARTICLE 12

                        CONDITIONS OF CLOSING BY SELLER
                        -------------------------------

     The obligations of Seller hereunder are, at its option, subject to satisfaction at or prior to the Closing Date of all of the following conditions:

     12.1  Representations, Warranties and Covenants. All representations and
           -----------------------------------------
warranties of Buyer made in this Agreement or in Buyer's Disclosure Letter or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for changes expressly permitted or contemplated by the terms of this Agreement and except those given as of a specified date.

     12.2  Compliance with Agreement. All the terms, covenants, and conditions
           -------------------------
to be complied with and performed by Buyer on or prior to the Closing Date shall have been complied with or performed in all material respects.

     12.3  Certifications, etc. Seller shall have received a certificate, dated
           -------------------
as of the Closing Date, from the Buyer, executed by an authorized officer of Buyer certifying, in such detail as Seller may reasonably request that the conditions set forth in Sections 12.1 and 12.2 hereto have been fulfilled.

     12.4  Governmental Approval.
           ---------------------

           12.4.1  FCC.  The FCC Consent shall have been issued by the FCC and
                   ---
each such FCC Consent shall have become a Final Order.

           12.4.2  Other Consents.  All other material authorizations, consents,
                   --------------
approvals, and clearances of any Governmental Entity required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained.

     12.5  Adverse Proceedings.  No injunction, order, stipulation, settlement,
           -------------------
decree or judgment, writ, of any court, agency or other Governmental Entity shall have been issued or rendered, as the case may be, against Buyer or Seller which would render it unlawful, as of the Closing date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     12.6  Closing Documents. Buyer shall have delivered or caused to be
           -----------------
delivered to Seller, on the Closing Date, an assumption agreement with respect to Assumed Liabilities reasonably satisfactory in form and substance to Seller.

     12.7  Opinion of Buyer's Counsel.  Seller shall have received a written
           --------------------------
opinion of Buyer's counsel dated as of the Closing Date as to the matters set forth in Exhibit 12.7 hereto in form and substance reasonably satisfactory to
         ------------
Seller.

                                  ARTICLE 13

                   DOCUMENTS TO BE DELIVERED AT THE CLOSING
                   ----------------------------------------

     13.1  Documents to be Delivered by Seller.  At the Closing, Seller will
           -----------------------------------
deliver to Buyer the following, at the expense of Seller and in proper form for recording when appropriate:

           13.1.1  Transfer Documents. Such bills of sale, assignments, general
                   ------------------
warranty deeds and other good and sufficient instruments of transfer as Buyer may reasonably request in order to convey and transfer to Buyer title to the Station Assets (collectively, the "Transfer Documents").

           13.1.2  Certified Resolutions.  Certified resolutions of Seller and
                   ---------------------
General Partner of Seller approving the execution and delivery of this Agreement and each of the other documents delivered by Seller pursuant thereto and authorizing the consummation of the transactions contemplated hereby and thereby.

           13.1.3  Officer's Certificate.  A certificate, dated as of the
                   ---------------------
Closing Date, executed on behalf of the Seller in the form described in Section 11.4.

           13.1.4  Opinions.  Written opinions of Foley & Lardner and Shainis &
                    --------
Peltzman Chartered in substantially the form attached hereto as Exhibit 11.9,
                                                                ------------
dated as of the Closing Date.

           13.1.5  Good Standing Certificates.  Governmental certificates
                   --------------------------
showing that Seller is duly incorporated and in good standing in the state of its incorporation and in good standing in each jurisdiction where such qualification is necessary, certified as of a date not more than ten (10) days before the Closing Date.

           13.1.6  Other Documents.  Such additional information and materials
                   ---------------
as Buyer shall reasonably request.

      13.2  Documents to be Delivered by Buyer.  At the Closing, Buyer will
            ----------------------------------
deliver to Seller, at the expense of Buyer:

            13.2.1  Purchase Price.  Evidence of a wire transfer in immediately
                    --------------
available funds of the amount of the Purchase Price, subject to any adjustments.

            13.2.2  Assumption Agreement.  An assumption agreement relating to
                    --------------------
Buyer's assumption of the Assumed Liabilities in form and substance mutually agreeable to the parties hereto.

            13.2.3  Certified Resolutions.  Certified resolutions of the Board
                    ---------------------
of Directors of Buyer approving the execution and delivery of this Agreement and each of the other documents delivered by Buyer pursuant hereto and authorizing the consummation of the transactions contemplated hereby and thereby.

            13.2.4  Officer's Certificate.  A certificate, dated the Closing
                    ---------------------
Date, executed on behalf of the Buyer in the form described in Section 12.3.

            13.2.5  Opinion.  A written opinion of Leibowitz & Associates, P.A.
                    -------
in substantially the form attached hereto as Exhibit 12.7, dated as of the
                                             ------------
Closing Date.

            13.2.6  Good Standing Certificates.  Governmental certificates
                    --------------------------
showing that Buyer is duly incorporated and in good standing in the state of its incorporation certified as of a date not more than ten (10) days before the Closing Date.

            13.2.7  Other Documents.  Such additional information and materials
                    ---------------
as Seller shall reasonably request.

                                   ARTICLE 14

                       TRANSFER TAXES: FEES AND EXPENSES
                       ---------------------------------

     14.1   Expenses. Except as set forth in Sections 14.2 and 14.3  below, each
            --------
party hereto shall be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with the terms of this Agreement.

     14.2   Transfer Taxes and Similar Charges.  All recordation, transfer
            ----------------------------------
and documentary taxes and fees, stamps, and any excise, sales or use taxes, and all similar costs of transferring the Station Assets in accordance with this Agreement the shall be borne equally by Seller and Buyer. Buyer and Seller shall, in good faith, attempt to calculate all such taxes and fees prior to Closing and to settle their respective obligations therefore on or before the Closing Date.

      14.3     Governmental Filing or Grant Fees.  Any filing or grant fees
               ---------------------------------
imposed by any governmental authority, the consent of which is required for the consummation of the transactions contemplated hereby, including, but not limited to, the FCC shall be borne equally by Buyer and Seller.

                                   ARTICLE 15

            ESCROW DEPOSIT, LIQUIDATED DAMAGES, SPECIFIC PERFORMANCE
            --------------------------------------------------------

      15.1     Escrow Deposit. Within five (5) business days of the execution
               --------------
and delivery of this Agreement by all Parties, Buyer will deposit with Gary Stevens & Company, ("Earnest Money Escrow Agent"), an irrevocable Letter of Credit or cash in the amount of Four Hundred Seventy Thousand and No/100 Dollars ($470,000) (the "Earnest Money Escrow Deposit"). The Earnest Money Escrow Deposit shall be held and disbursed by Earnest Money Escrow Agent pursuant to the terms of the Earnest Money Escrow Agreement, appended hereto as Exhibit 15.1
                                                                    ------------
(the "Earnest Money Escrow Agreement"), which Earnest Money Escrow Agreement has been entered into by the Seller, Buyer and Earnest Money Escrow Agent. At closing, the Earnest Money Escrow Deposit shall be returned to Buyer. If the Closing does not occur solely because Buyer materially breached this Agreement or defaulted in the performance of any of its material obligations hereunder and Seller has not breached this Agreement or defaulted in the performance of any of its material obligations hereunder, Buyer and Seller shall execute written instructions to the Earnest Money Escrow Agent directing it to deliver the Earnest Money Escrow Deposit to Seller as liquidated damages, as provided in
Section 15.2. If the Closing does not occur because Seller materially breached this Agreement or defaulted in the performance of any of its material obligations hereunder and Buyer has not breached this Agreement or defaulted in the performance of any of its material obligations hereunder, Buyer and Seller shall execute written instructions to the Earnest Money Escrow Agent directing it to deliver the Earnest Money Escrow Deposit to Buyer and Buyer may seek specific performance of this Agreement, as provided in Section 15.3.

      15.2     Liquidated Damages.  If this Agreement is terminated by Seller
               ------------------
pursuant to Section 16.1 (b)(ii), the parties agree and acknowledge that Seller will suffer damages that are not practicable to ascertain. Accordingly, in such event, Seller shall be entitled to the sum of $470,000, as liquidated damages, payable solely and exclusively through the Earnest Money Escrow Agreement. The parties agree that the foregoing liquidated damages are reasonable considering all the circumstances existing as of the date hereof and constitute the parties' good faith estimate of the actual damages reasonably expected to result from the termination of this Agreement pursuant to Section 16.1 (b)(ii). Seller agrees that, to the fullest extent permitted by law, the right to receive the Earnest Money Escrow Deposit shall be its sole and exclusive remedy if the Closing does not occur with respect to any damages whatsoever that Seller may suffer or allege to suffer as a result of any claim, suit, proceeding, litigation, or cause of action asserted by Seller relating to or arising from breaches of the representations, warranties or covenants of Buyer contained in this Agreement and to be made or performed at or prior to the Closing. Except for a termination pursuant to Section 16.1 (b)(ii) (for which the sole recourse of Seller shall be as provided in this Section 15.2) or pursuant to Sections 16.1(a) or 16.1(g) (for which no party shall have any liability to the other), the termination of this Agreement shall not relieve the parties for any liability or obligation relating to their breaches of this Agreement occurring prior to such termination, or for any liability or obligation which survives the expiration or termination of this Agreement.

      15.3     Specific Performance.  In addition to any other remedies which
               --------------------
Buyer may have at law or in equity, Seller hereby acknowledges that the Station Assets are unique, and that the harm to Buyer resulting from a breach by the Seller of its obligations to sell the Station Assets to Buyer cannot be adequately compensated by damages. Accordingly, Seller agrees that Buyer shall have the right to have this Agreement specifically performed by Seller and hereby agrees not to assert any objections to the imposition of the remedy of specific performances by any court of competent jurisdiction.

                                   ARTICLE 16

                               TERMINATION RIGHTS
                               ------------------

      16.1     Termination.   This Agreement may be terminated at any time prior
               -----------
to Closing as follows:

               (a) by the mutual consent of Buyer and Seller;

               (b) by written notice of (i) Buyer to Seller if Seller breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained and such breach or default shall not be cured within thirty (30) days of the date of notice of breach or default served by Buyer, or (ii) Seller to the Buyer if Buyer breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained and such breach or default shall not be cured within thirty (30) days of the notice of breach or default served by Seller; but such notice and cure period shall not apply in the case of Buyer's or Seller's failure to consummate the transactions in accordance with the terms and times specified in Section 4.1 of this Agreement;

               (c) by Buyer or Seller by written notice to the other, if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift, dismiss, vacate, or set aside), in each case permanently restraining, permanently enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

               (d) by the party whose qualifications are not at issue, if, for any reason, the FCC denies or dismisses any of the FCC Applications and the time for reconsideration or court review under the Communications Act with respect to such denial or dismissal has expired and there is not pending with respect thereto a timely filed petition for reconsideration or request for review;

          (e) by written notice of Buyer to Seller if the FCC Consents contain a condition that reduces the value of this transaction to Buyer and the time for reconsideration or court review under the Communications Act with respect to such condition(s) has expired without the filing with respect thereto of a timely petition for reconsideration or request for review;

          (f) by written notice of Buyer to Seller, or by Seller to the Buyer, if the Closing shall not have been consummated within nine months after acceptance for filing of the FCC Applications; or

          (g) by either party, in the event the Closing does not occur at or before 5:00 p.m. eastern standard time on the one year anniversary of this Agreement.

Notwithstanding the foregoing, no party hereto may effect a termination hereof if such party is in material default or breach of this Agreement.

                                   ARTICLE 17

                                  RISK OF LOSS
                                  ------------

     17.1 Risk of Loss.  The risk of loss or damage to the Station Assets shall
          ------------
be upon the Seller at all times prior to the Closing Date. In the event of loss or damage, Seller shall promptly notify Buyer thereof, and if the lost or damaged Station Assets are capable of being replaced or repaired for an aggregate amount less than Twenty-Five Thousand Dollars ($25,000), then Seller shall, at its sole cost and expense, replace or repair such Station Assets prior to the Closing Date or deliver to Buyer at the Closing an amount in cash equal to the cost of replacement or repair of such Station Assets, as mutually agreed in good faith by Buyer and Seller. Notwithstanding the foregoing, if the amount required to replace or repair such Station Assets exceeds Twenty-Five Thousand Dollars ($25,000), Seller may elect not to replace or repair such Station Assets; provided, however, that in such event Buyer, at its option, may elect to terminate this Agreement or agree to accept from Seller, at the Closing, an amount in cash equal to any and all insurance proceeds with respect to such Station Assets, and waive any default or breach with respect to the loss or damage. Buyer may terminate this Agreement, without any additional obligation to Buyer or Seller, if any of the Stations is off the air or operating at less than 90 percent (90%) of its licensed power for three (3) or more consecutive days or five (5) or more days in any thirty (30) day period. Either party may extend the Closing Date by up to 30 days in order to allow Seller to complete any repair or replacement, required or authorized by this Section.

                                   ARTICLE 18

                            MISCELLANEOUS PROVISIONS
                            ------------------------

      18.1   Survival of Representations and Warranties.  The representations
             ------------------------------------------
and warranties contained in this Agreement and in any Exhibit, Schedule, instrument or certificate delivered pursuant hereto, shall survive the Closing until two (2) years after the Closing Date. Buyer's rights to reimbursement or indemnification for damages resulting from any untrue or incorrect representation or warranty of the Seller shall not be affected or waived by any investigation made by Buyer (or anyone on Buyer's behalf) irrespective of whether Buyer relied upon such untrue or incorrect representation or warranty.

      18.2   Certain Interpretive Matters and Definitions.
             --------------------------------------------

             18.2.1  In General.  Unless the context otherwise requires, (a) all
                     ----------
references to Sections, Articles or Schedules are to Sections, Articles or Schedules of or to this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP as in effect on the date hereof, (d) "or" is disinjunctive but not necessarily exclusive and (e) words in the singular include the plural and vice versa.

             18.2.2  Affiliate.  Unless otherwise stated, the term "Affiliate"
                     ---------
has the meaning given it in Rule 12b-2 of Regulation 12B under the Securities Exchange Act of 1934, as amended.

             18.2.3  Money.  All references to "$" or dollar amounts will be to
                     -----
lawful currency of the United States of America.

             18.2.4  Knowledge.  Representations made "to the best of [a
                     ---------
party's] knowledge" mean to the actual knowledge of that party after (a) due inquiry of all managers, department heads, engineers or other similar employees or agents, including counsel of that party who are responsible for or who reasonably could be expected to have substantial knowledge about the subject matters of the representation being made and (b) due examination of any documents, correspondence or other items in the records of the party pertaining to the subject matter of the representation being made.

      18.3   Further Assurances.  At and after the Closing, Seller shall from
             ------------------
time to time, at the request of and without further cost or expense to Buyer, execute and deliver such other instruments of assignment, conveyance and transfer and take such other actions as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby, and Buyer shall from time to time, at the request of and without further cost or expense to Seller, execute and deliver such other instruments and take such other actions as may reasonably be requested in order to more effectively assume the Assumed Liabilities. This section shall survive the expiration or termination of this Agreement.

      18.4   Financial Statements.  At all times after the date hereof, Seller
             --------------------
shall, and shall cause its representatives (including its independent public accountants) to, cooperate in all reasonable respects with the efforts of Buyer and its independent auditors to prepare such audited and interim unaudited financial statements of the Stations as Buyer may require. Seller shall execute and deliver to Buyer's independent accountants such customary management representation letters as they may require as a condition to their ability to sign an unqualified report upon the unaudited financial statements of the Stations for the periods for which such financial statements may be required. Seller shall cause its independent public accountants to make available to Buyer and its representatives all of their work papers related to the financial statements or Tax Returns of Seller (to the extent they relate to the Stations), and to provide Buyer's independent public accountants with full access to those personnel who previously have been involved in the audit, review or compilation of Seller's financial statements or Tax Returns. Buyer shall assume cost of all expenses incurred in connection with this Section.

      18.5     Assignment.  Neither this Agreement nor any of the rights,
               -----------
interests or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of law or otherwise; provided, however, that without releasing Buyer from any of its obligations or liabilities hereunder (a) nothing in this Agreement shall limit Buyer's ability to sell or transfer this Agreement, or any or all of its assets (whether by sale of equity or assets, or by merger, consolidation or otherwise) without the consent of Seller (b) nothing in this Agreement shall limit Buyer's ability to assign the Station Licenses (including the right to acquire the Station Licenses at the Closing) to any subsidiary, affiliate or related entity of Buyer without the consent of Seller and (c) nothing in this Agreement shall limit Buyer's ability to make a collateral assignment of its rights under this Agreement to any institutional lender that provides funds to Buyer without the consent of Seller; provided, further, that no such assignment shall result in any (i) major change to the FCC Applications under applicable FCC rules and regulations or (ii) delay of the consummation of the transactions contemplated hereunder. Seller shall execute an acknowledgment of such assignment(s) and collateral assignments in such forms as Buyer or its institutional lenders may from time to time reasonably request; provided, however, that unless written notice is given to Seller that any such assignment has been consummated or any such collateral assignment has been foreclosed upon, Seller shall be entitled to deal exclusively with Buyer as to any matters arising under this Agreement or any of the other agreements delivered pursuant hereto. In the event of such an assignment, the provisions of this Agreement shall inure to the benefit of and be binding on Buyer's successors and assigns.

      18.6     Amendments.  No amendment, waiver of compliance with any
               ----------
provision or condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, extension or discharge is sought. No waiver by a party of any condition, term, or covenant shall constitute that party's waiver to enforce any other condition, covenant, term (or any default or breach thereof by the other party) at any time.

      18.7     Headings.  The headings set forth in this Agreement are for
               --------
convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

      18.8     Governing Law. The construction and performance of this Agreement
               --------------
shall be governed by the laws of the State of Delaware without giving effect to the choice of law provisions thereof. Any proceedings to enforce or interpret this Agreement shall be commenced in a court of competent jurisdiction in the State of Delaware. The parties agree not to assert nor interpose any defenses, and do hereby waive the same, to the conferral of personal and subject matter jurisdiction, and venue by such court in any suit, action, or proceeding. The prevailing party in any such action or proceeding shall be entitled to recover reasonable attorneys' fees (at all levels) and costs.

      18.9     Notices. Any notice, demand or request required or permitted to
               -------
be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received on the date of personal delivery; on the third day after deposit in the U.S. Mail if mailed by registered or certified mail, postage prepaid and return receipt requested; on the day after delivery to a nationally recognized overnight courier service if sent by an overnight delivery service for next morning delivery and shall be addressed to the following addresses:

               (i)  In the case of Seller, to:

                         Mr. Bruce Buzil
                         Marathon Media
                         980 N. Michigan Avenue, Suite 1880
                         Chicago, IL 60611

                    With a copy to:

                         Robert Neiman, Esq.
                         Foley & Lardner
                         330 North Wabash, Suite 3300
                         Chicago, IL 60611

               (ii) In the case of Buyer:

                         Mr. Sean Stover
                         NextMedia Operating, Inc.
                         6312 South Fiddler's Green Circle
                         Suite 360-E
                         Englewood, CO 80111

                    With a copy to:

                         Matthew L. Leibowitz, Esq.
                         Leibowitz & Associates, P.A.
                         One S.E. Third Avenue, Suite 1450
                         Miami, Florida 33131

      18.10    Barter and Trade.  Buyer shall not assume any Trade Agreements
               ----------------
hereunder unless (a) Buyer obtains the value of the goods and services provided in exchange for the advertising to be

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

broadcast and (b) those goods and services are useful to the business of the Stations. If the value of trade, barter, and similar arrangements for the sale of advertising time for other than cash that are assumed by Buyer under this Agreement is $25,000 or more with respect to any of the Stations, then Seller shall pay Buyer the excess above the first $25,000 for such Station at Closing.

      18.11    Schedules.  The Schedules and Exhibits attached to this
               ---------
Agreement and the other documents delivered pursuant hereto are hereby made a part of this Agreement as if set forth in full herein.

      18.12    Entire Agreement.  This Agreement contains the entire agreement
               ----------------
among the parties hereto with respect to its subject matter and supersedes all negotiations, prior discussions, agreements, letters of intent, and understandings, written or oral, relating to the subject matter of this Agreement, and all conditions, terms, and covenants are hereby fully merged and integrated herein. This Agreement shall not be amended nor modified, unless by a written instrument, duly executed by both of the parties duly authorized representatives.

      18.13    Severability.  If any provision of this Agreement is held to be
               ------------
unenforceable, invalid, or void to any extent for any reason, that provision shall remain in force and effect to the maximum extent allowable, and the enforceability and validity of the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

      18.14    Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which will be deemed an original, but all of which together shall constitute but one and the same instrument.

      18.15    Authority.   Buyer and Seller expressly acknowledge that the
               ---------
agents executing this Agreement on their behalf, possess the full agency and authority, both actual and apparent, to fully bind their respective principals to this Agreement. Neither party shall assert or interpose any defense in any proceeding, which defenses are hereby waived, that said agents did not possess the legal authority and agency to bind their respective principals to this Agreement.

      18.16    Collection of Accounts Receivable.
               ---------------------------------

               (a) The accounts receivable of the Stations generated prior to the TBA Commencement Date (the "Pre-Closing Receivables") shall be and remain the property of Seller. Within five (5) business days after the TBA Commencement Date, Seller shall furnish Buyer with a list (certified by the Chief Financial Officer of Seller to be a true and complete list) of all accounts receivable of Seller which remain outstanding as of the TBA Commencement Date. Buyer agrees, with respect to any Post-Closing Receivables, to remit all amounts collected on Seller's behalf, no less often than the fifteenth business day after the close of each month during the Collection Period (as hereinafter defined).

               (b) During the period commencing on the TBA Commencement Date and ending one (1) year thereafter (the "Collection Period"), Buyer shall use reasonable efforts, consistent with Seller's current billing and collection practices and in the ordinary course of the business, to collect outstanding Pre-Closing Receivables; provided, however, that notwithstanding the foregoing, Buyer shall be under no obligation to commence litigation, employ counsel or engage the services of a collection agency to effect collection. Buyer shall not make any compromise, adjustment, concession or settlement of any Pre-Closing Receivables without Seller's express written consent and Buyer shall be under no obligation to compromise, adjust, concede or settle any accounts receivable generated after the TBA Commencement Date or otherwise grant any credit or allowance to effect collection of a Pre-Closing Receivable.

               (c) Within fifteen days after the end of each month during the Collection Period, Buyer shall give Seller a report of all collections of any Pre-Closing Receivables during the preceding month.

               (d) For a period of three hundred and sixty (360) days after TBA Commencement Date, Seller agrees to remit to Buyer within five (5) days, any amounts received by Seller which are in payment for advertising broadcast by the Stations.

      18.17    Conflict with TBA.  The provisions of this Agreement are
               -----------------
generally modified to amend the parties' respective liabilities, obligations, agreements, covenants, responsibilities and warranties hereunder to the extent that such would otherwise be inconsistent with the TBA

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first above written.



                                BELVIDERE BROADCASTING, L.P., an Illinois limited partnership

                                By: BELVIDERE BROADCASTING COMPANY,
                                L.L.C., a Illinois limited liability company, its general partner


                                By:  ______________________________
                                     Bruce Buzil, Manager



                                NEXTMEDIA OPERATING, INC.,
                                a Delaware corporation


                                By:  _____________________________
                                     Matthew L. Leibowitz, Secretary